UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

Liberty Media Corporation

(Name of Registrant as Specified In Its Charter)
N/A

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LIBERTY MEDIA CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5400
April 14, 2021
Dear Stockholder:
You are cordially invited to attend the 2021 annual meeting of stockholders of Liberty Media Corporation (Liberty Media) to be held at 8:00 a.m., Mountain time, on May 25, 2021. Due to concerns about the coronavirus, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2021. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 25, 2021.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty Media.
Very truly yours,
Gregory B. Maffei
President and Chief Executive Officer
The Notice of Internet Availability of Proxy Materials is first being mailed on or about April 15, 2021, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

LIBERTY MEDIA CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5400
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on May 25, 2021
NOTICE IS HEREBY GIVEN of the annual meeting of stockholders of Liberty Media Corporation (Liberty Media) to be held at 8:00 a.m., Mountain time, on May 25, 2021. Due to concerns about the coronavirus (COVID-19), this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2021. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 25, 2021. At the annual meeting, you will be asked to consider and vote on the following proposals:
1.
A proposal (which we refer to as the election of directors proposal) to elect Brian M. Deevy, Gregory B. Maffei and Andrea L. Wong to continue serving as Class II members of our board until the 2024 annual meeting of stockholders or their earlier resignation or removal;

2.
A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2021; and

3.
A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”

You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
Holders of record of our Series A Liberty SiriusXM common stock, par value $0.01 per share, Series A Liberty Braves common stock, par value $0.01 per share, Series A Liberty Formula One common stock, par value $0.01 per share, Series B Liberty SiriusXM common stock, par value $0.01 per share, Series B Liberty Braves common stock, par value $0.01 per share, and Series B Liberty Formula One common stock, par value $0.01 per share, in each case, outstanding as of 5:00 p.m., New York City time, on March 31, 2021, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. These holders will vote together as a single class on each proposal. A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. If you have any questions with respect to accessing this list, please contact Liberty Media Investor Relations at (877) 772-1518. The holders of record of our Series C Liberty SiriusXM common stock, par value $0.01 per share, Series C Liberty Braves common stock, par value $0.01 per share, and Series C Liberty Formula One common stock, par value $0.01 per share, are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
Our board of directors has unanimously approved each proposal for inclusion in the proxy materials and recommends that you vote “FOR” the election of each director nominee, “FOR” the auditors ratification proposal and “FOR” the say-on-pay proposal.

Votes may be cast electronically during the annual meeting via the Internet or by proxy prior to the meeting by telephone, via the Internet, or by mail.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on May 25, 2021: our Notice of Annual Meeting of Stockholders, Proxy Statement, and 2020 Annual Report to Stockholders are available at www.proxyvote.com.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting.
By order of the board of directors,
Michael E. Hurelbrink
Assistant Vice President and Secretary
Englewood, Colorado
April 14, 2021
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

PROXY STATEMENT SUMMARY
2021 ANNUAL MEETING OF STOCKHOLDERS

WHEN
8:00 a.m., Mountain time, on May 25, 2021
WHERE
The annual meeting can be accessed virtually via the Internet by visiting www.virtualshareholdermeeting.com/LMC2021
RECORD DATE
5:00 p.m., New York City time, on March 31, 2021

ITEMS OF BUSINESS
1.
Election of directors proposal—To elect Brian M. Deevy, Gregory B. Maffei and Andrea L. Wong to continue serving as Class II members of our board until the 2024 annual meeting of stockholders or their earlier resignation or removal.

2.
Auditors ratification proposal—To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2021.

3.
Say-on-pay proposal—To approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”

Such other business as may properly come before the annual meeting.
WHO MAY VOTE
Holders of shares of LSXMA, LSXMB, BATRA, BATRB, FWONA and FWONB. Holders of shares of LSXMK, FWONK, and BATRK are NOT eligible to vote at the annual meeting.

PROXY VOTING Stockholders of record on the record date are entitled to vote by proxy in the following ways:
By calling 1-800-690-6903 (toll free) in the United States or Canada	Online at www.proxyvote.com	By returning a properly completed, signed and dated proxy card
ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS
Proposal	Voting Recommendation	Page Reference (for more detail)
Election of directors proposal	✓FOR EACH NOMINEE	21
Auditors ratification proposal	✓FOR	23
Say-on-pay proposal	✓FOR	25
 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

LIBERTY MEDIA CORPORATION
a Delaware corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5400
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the board of directors’ solicitation of proxies for use at our 2021 Annual Meeting of Stockholders to be held at 8:00 a.m., Mountain time, on May 25, 2021, or at any adjournment or postponement of the annual meeting. Due to concerns about COVID-19, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2021. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A Liberty SiriusXM common stock, par value $0.01 per share (LSXMA), Series A Liberty Braves common stock, par value $0.01 per share (BATRA), Series A Liberty Formula One common stock, par value $0.01 per share (FWONA), Series B Liberty SiriusXM common stock, par value $0.01 per share (LSXMB), Series B Liberty Braves common stock, par value $0.01 per share (BATRB), and Series B Liberty Formula One common stock, par value $0.01 per share (FWONB). The holders of our Series C Liberty SiriusXM common stock, par value $0.01 per share (LSXMK), Series C Liberty Braves common stock, par value $0.01 per share (BATRK), and Series C Liberty Formula One common stock, par value $0.01 per share (FWONK), are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting. We refer to LSXMA, LSXMB, LSXMK, BATRA, BATRB, BATRK, FWONA, FWONB and FWONK together as our common stock.
THE ANNUAL MEETING
Notice and Access of Proxy Materials
We have elected, in accordance with the Securities and Exchange Commission’s “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about April 15, 2021. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so.
Electronic Delivery
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8415 (outside the United States (303) 562-9273). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
Time, Place and Date
The annual meeting of stockholders is to be held at 8:00 a.m., Mountain time, on May 25, 2021. Due to concerns about COVID-19, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting
LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 1

via the Internet by visiting www.virtualshareholdermeeting.com/LMC2021. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 25, 2021.
Purpose
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect Brian M. Deevy, Gregory B. Maffei and Andrea L. Wong to continue serving as Class II members of our board until the 2024 annual meeting of stockholders or their earlier resignation or removal;

•
the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2021; and

•
the say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Quorum
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting also constitutes presence in person for purposes of quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
Who May Vote
Holders of shares of LSXMA, LSXMB, BATRA, BATRB, FWONA and FWONB, as recorded in our stock register as of 5:00 p.m., New York City time, on March 31, 2021 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
Votes Required
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of each of the auditors ratification proposal and the say-on-pay proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Virtual attendance at the annual meeting also constitutes presence in person for purposes of each required vote.
Votes You Have
At the annual meeting, holders of shares of LSXMA, BATRA and FWONA will have one vote per share, and holders of shares of LSXMB, BATRB and FWONB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of LSXMK, BATRK and FWONK will not be eligible to vote at the annual meeting.
2 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

THE ANNUAL MEETING
Recommendation of Our Board of Directors
Our board of directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal and the say-on-pay proposal.

Shares Outstanding
As of the record date, 98,816,785 shares of LSXMA, 9,802,232 shares of LSXMB, 10,312,954 shares of BATRA, 981,494 shares of BATRB, 25,836,549 shares of FWONA and 2,445,895 shares of FWONB were issued and outstanding and entitled to vote at the annual meeting.
Number of Holders
There were, as of the record date, 1,019 and 56 record holders of LSXMA and LSXMB, respectively, 1,995 and 34 record holders of BATRA and BATRB, respectively, and 708 and 52 record holders of FWONA and FWONB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
Voting Procedures for Record Holders
Holders of record of LSXMA, LSXMB, BATRA, BATRB, FWONA and FWONB as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2021. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 25, 2021.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. The Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each voting stockholder separately. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal and the say-on-pay proposal.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and will have the same effect as a vote “AGAINST” each of the other proposals.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
Voting Procedures for Shares Held in Street Name
General
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations
LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 3

of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal and the say-on-pay proposal. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
Effect of Broker Non-Votes
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of LSXMA, BATRA, FWONA, LSXMB, BATRB or FWONB or how to change your vote or revoke your proxy.
Revoking a Proxy
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on May 24, 2021 for shares held directly.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
Solicitation of Proxies
We are soliciting proxies by means of our proxy materials on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the annual meeting, please contact Liberty Media Investor Relations at (877) 772-1518 or Broadridge at (888) 789-8415 (outside the United States (303) 562-9273).
Other Matters to Be Voted on at the Annual Meeting
Our board of directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
4 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of each series of our voting stock. All of such information is based on publicly available filings, unless otherwise known to us from other sources.
Unless otherwise indicated, the security ownership information is given as of February 28, 2021 and, in the case of percentage ownership information, is based upon (1) 99,150,661 LSXMA shares, (2) 9,802,232 LSXMB shares, (3) 228,405,226 LSXMK shares, (4) 10,312,954 BATRA shares, (5) 981,494 BATRB shares, (6) 40,958,175 BATRK shares, (7) 25,836,549 FWONA shares, (8) 2,445,895 FWONB shares and (9) 203,538,477 FWONK shares, in each case, outstanding on February 28, 2021. The percentage voting power is presented on an aggregate basis for all LSXMA, LSXMB, BATRA, BATRB, FWONA and FWONB shares.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	LSXMA	1,135,428(1)	1.2	48.3
	LSXMB	9,455,341(1)	96.5
	LSXMK	16,391,836(1)	7.2
	BATRA	114,271(1)	1.1
	BATRB	945,532(1)	96.3
	BATRK	2,873,705(1)	7.0
	FWONA	285,530(1)	1.1
	FWONB	2,363,834(1)	96.6
	FWONK	4,402,774(1)	2.2
Berkshire Hathaway, Inc. 3555 Farnam Street Omaha, NE 68131	LSXMA	14,860,360(2)	15.0	5.6
	LSXMB	—	—
	LSXMK	43,208,291(2)	18.9
	BATRA	—	—
	BATRB	—	—
	BATRK	—	—
	FWONA	—	—
	FWONB	—	—
	FWONK	—	—
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	LSXMA	7,040,882(3)	7.1	3.0
	LSXMB	—	—
	LSXMK	11,867,418(3)	5.2
	BATRA	714,502(3)	6.9
	BATRB	—	—
	BATRK	2,552,465(3)	6.2
	FWONA	983,801(3)	3.8
	FWONB	—	—
	FWONK	14,707,442(3)	7.2
LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 5

Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	LSXMA	7,497,403(4)	7.6	*
	LSXMB	—	—
	LSXMK	14,435,257(4)	6.3
	BATRA	501,187(5)	4.9
	BATRB	—	—
	BATRK	1,955,877(4)	4.8
	FWONA	2,656,962(4)	10.3
	FWONB	—	—
	FWONK	16,821,724(4)	8.3
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	LSXMA	631,140(6)	*	1.1
	LSXMB	—	—
	LSXMK	518,711(6)	*
	BATRA	2,229,239(7)	21.6
	BATRB	—	—
	BATRK	1,287,468(6)	3.1
	FWONA	75,110(6)	*
	FWONB	—	—
	FWONK	107,868(6)	*
Ancient Art, L.P. 500 West 5th Street Suite 1110 Austin, TX 78701	LSXMA	—	—	*
	LSXMB	—	—
	LSXMK	—	—
	BATRA	—	—
	BATRB	—	—
	BATRK	—	—
	FWONA	2,416,895(8)	9.4
	FWONB	—	—
	FWONK	—	—
UBS AG Group Bahnhofstrasse 45 Zurich, Switzerland	LSXMA	313,270(9)	*	*
	LSXMB	—	—
	LSXMK	540,323(9)	*
	BATRA	1,509,892(9)	14.6
	BATRB	—	—
	BATRK	30,340(9)	*
	FWONA	10,268(9)	*
	FWONB	—	—
	FWONK	873,580(9)	*
6 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
State of Wisconsin Investment Board 121 East Wilson Street Madison, WI 53703	LSXMA	358,480(10)	*	*
	LSXMB	—	—
	LSXMK	588,633(10)	*
	BATRA	—	—
	BATRB	—	—
	BATRK	187,906(10)	*
	FWONA	1,554,254(10)	6.0
	FWONB	—	—
	FWONK	374,888(10)	*
Norges Bank Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo Norway	LSXMA	701,049(11)	*	*
	LSXMB	—	—
	LSXMK	2,210,888(11)	1.0
	BATRA	140,764(11)	1.4
	BATRB	—	—
	BATRK	369,742(11)	*
	FWONA	1,432,027(11)	5.5
	FWONB	—	—
	FWONK	2,801,608(11)	1.4

*
Less than one percent

(1)
Information with respect to shares of our common stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in “— Security Ownership of Management.”

(2)
Based on Form 13F, filed February 16, 2021, by Berkshire Hathaway, Inc. (Berkshire Hathaway), with respect to itself and certain related institutional investment managers, including Warren E. Buffett (Mr. Buffett), GEICO Corp. (GEICO), National Fire & Marine Insurance Co. (National Fire) and National Indemnity Co (National Indemnity), which Form 13F reports sole voting power, shared voting power, sole investment discretion, and shared investment discretion for shares of LSXMA and LSXMK as follows:

	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
Berkshire Hathaway and Mr. Buffett	LSXMA	4,308,117	—	—	4,308,117
	LSXMK	14,778,322	—	—	14,778,322
Berkshire Hathaway, Mr. Buffett and National Fire	LSXMA	933,391	—	—	933,391
	LSXMK	650,480	—	—	650,480
Berkshire Hathaway, Mr. Buffett and National Indemnity	LSXMA	1,827,072	—	—	1,827,072
	LSXMK	5,749,156	—	—	5,749,156
Berkshire Hathaway, Mr. Buffett, GEICO and National Indemnity	LSXMA	7,791,780	—	—	7,791,780
	LSXMK	22,030,333	—	—	22,030,333
LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 7

(3)
Based on (i) Schedule 13G, filed February 5, 2021, by BlackRock, Inc. (BlackRock), a parent holding company, with respect to its ownership of shares of LSXMK, (ii) Amendment No. 1 to Schedule 13G, filed January 29, 2021, by BlackRock, with respect to its ownership of shares of FWONK, (iii) three separate filings, each an Amendment No. 4 to Schedule 13G filed January 29, 2021 by BlackRock, with respect to its ownership of shares of LSXMA, BATRA and BATRK, and (iii) Form 13F, filed February 5, 2021, by BlackRock with respect to its ownership of shares of FWONA, Blackrock has sole voting power, shared voting power, sole dispositive power/investment discretion, and shared dispositive power/investment discretion over these shares as provided in the following table. All shares covered by such filings are held by BlackRock and/or its subsidiaries.

Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power/ Investment Discretion	Shared Dispositive Power / Investment Discretion
LSXMA	6,523,356	—	7,040,882	—
LSXMK	10,833,139	—	11,867,418	—
BATRA	697,085	—	714,502	—
BATRK	2,507,439	—	2,552,465	—
FWONA	916,952	—	983,801	—
FWONK	13,727,518	—	14,707,442	—

(4)
Based on (i) three separate filings with respect to LSXMA, LSXMK, and FWONK, each an Amendment No. 4 to Schedule 13G filed February 10, 2021 by The Vanguard Group (Vanguard), (ii) with respect to FWONA, Amendment No. 4 to Schedule 13G filed January 8, 2021 by Vanguard, and (iii) with respect to BATRK, Amendment No. 1 to Schedule 13G filed February 10, 2021 by Vanguard, which state that Vanguard, with respect to its ownership of shares of each of LSXMA, LSXMK, BATRK, FWONA and FWONK, has sole voting power, shared voting power, sole dispositive power, and shared dispositive power over these shares as follows:

Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
LSXMA	—	86,796	7,269,231	228,172
LSXMK	—	173,363	14,047,278	387,979
BATRK	—	57,639	1,872,668	83,209
FWONA	—	11,479	2,629,938	27,024
FWONK	—	172,429	16,496,037	325,687

(5)
Based on Form 13F, filed February 12, 2021, by Vanguard, with respect to itself and certain related institutional investment managers, including Vanguard Fiduciary Trust Co (Trust Co), Vanguard Investments Australia, Ltd. (Australia) and Vanguard Global Advisors, LLC (Global), which Form 13F reports sole voting power, shared voting power, sole investment discretion, and shared investment discretion for shares of BATRA as follows:

	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
Vanguard	BATRA	—	221	470,377	—
Vanguard and Trust Co	BATRA	—	15,263	—	15,263
Vanguard and Australia	BATRA	—	6,516	—	6,516
Vanguard and Global	BATRA	—	—	—	9,031

(6)
Based on Form 13F, filed February 5, 2021, by GAMCO Investors, Inc. (GBL), which reports that GBL has sole investment discretion over 631,140 LSXMA shares and sole voting power over 598,983 LSXMA shares, sole investment discretion over 518,711 LSXMK shares and sole voting power over 509,369 LSXMK shares, sole investment discretion over 1,287,468 BATRK shares and sole voting power over 1,141,541 BATRK shares, sole investment discretion over 75,110 FWONA shares and sole voting power over 70,355 FWONA shares, and sole investment discretion over 107,868 FWONK shares and sole voting power over 100,916 FWONK shares.

(7)
Based on Amendment No. 15 to Schedule 13D, filed on October 23, 2020, jointly by Gabelli Funds, LLC (Gabelli Funds), GAMCO Asset Management Inc. (GAMCO), MJG Associates, Inc. (MJG), Gabelli & Company Investment Advisers, Inc. (GCIA), GGCP, Inc. (GGCP), GBL, Associated Capital Group, Inc. (AC), Gabelli Foundation, Inc. (Foundation) and Mario J. Gabelli (Mr. Gabelli) with respect to BATRA shares. Mr. Gabelli is deemed to have beneficial ownership of the shares owned beneficially by each of such persons. AC, GBL and GGCP are deemed to have beneficial ownership of the shares owned beneficially by each of such persons other than Mr. Gabelli and the Foundation.

8 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
These entities have reported sole voting power, shared voting power, sole dispositive power and shared dispositive power over these shares as follows:
	Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
Gabelli Funds	BATRA	372,224	—	372,224	—
GAMCO	BATRA	1,654,898	—	1,740,105	—
MJG	BATRA	8,500	—	8,500	—
GCIA	BATRA	7,000	—	7,000	—
Mario J. Gabelli	BATRA	50,000	—	50,000	—
AC	BATRA	410	—	410	—
GGCP	BATRA	30,000	—	30,000	—
Foundation	BATRA	21,000	—	21,000	—

(8)
Based on Amendment No. 2 to Schedule 13G, filed February 16, 2021, by Ancient Art, L.P. (Ancient), Trango II, L.L.C. (Trango) and Quincy J. Lee, which states that each of Ancient, Trango and Mr. Lee has shared voting power and shared dispositive power over 2,416,895 FWONA shares.

(9)
Based on (i) Amendment No. 1 to Schedule 13G, filed February 12, 2021, by UBS Group AG (UBS Group), a parent holding company, on behalf of UBS Asset Management (Americas) Inc. (UBS Americas) which states that, with respect to BATRA shares held by UBS Americas and its subsidiaries and affiliates, UBS Americas has sole voting power over 1,441,174 shares and shared dispositive power over 1,509,892 shares, and (ii) Amendment No. 1 to Form 13F, filed March 1, 2021, by UBS Americas, with respect to itself and certain related institutional investment managers, including UBS Group, UBS Asset Management Trust Company (UBS AM Trust), UBS AG/UBS Asset Management (UBS AG), UBS Asset Management (UK) Ltd (UBS UK), and UBS Asset Management Life Ltd. (UBS Life), which Form 13F reports sole voting power, shared voting power, sole investment discretion, and shared investment discretion as follows:

	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
UBS Americas	LSXMA	34,707	—	29,602	18,099
	LSXMK	66,798	—	46,655	36,427
	BATRK	—	—	—	—
	FWONA	—	—	—	10,268
	FWONK	58,793	—	373,722	22,017
UBS Americas and UBS Group	LSXMA	—	—	—	38,208
	LSXMK	—	—	—	80,496
	BATRK	—	—	—	—
	FWONA	—	—	—	—
	FWONK	—	—	—	94,829
UBS Americas and UBS AM Trust	LSXMA	29,056	—	—	29,056
	LSXMK	17,183	—	—	17,183
	BATRK	—	—	—	—
	FWONA	—	—	—	—
	FWONK	24,366	—	—	24,366
UBS Americas and UBS AG	LSXMA	76,052	—	141,144	308
	LSXMK	122,194	—	257,476	478
	BATRK	1,546	—	21,241
	FWONA	—	—	—	—
	FWONK	138,416	—	294,072	812
UBS Americas and UBS UK	LSXMA	27,644	1,780	1,446	47,114
	LSXMK	39,203	1,548	2,912	88,289
	BATRK	6,999	—	362	8,737
	FWONA	—	—	—	—
	FWONK	6,119	3,276	2,560	61,202
LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 9

	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
UBS Americas and UBS Life	LSXMA	8,293	—	—	8,293
	LSXMK	10,407	—	—	10,407
	BATRK	—	—	—	—
	FWONA	—	—	—	—
	FWONK	—	—	—	—

(10)
Based on (i) Schedule 13G, filed February 5, 2021, by State of Wisconsin Investment Board (SOW) with respect to FWONA, which states that SOW has sole voting power and sole dispositive power over 1,554,254 shares, and (ii) Form 13F, filed February 3, 2021, by SOW, which states that SOW, with respect to its ownership of shares of each of LSXMA, LSXMK, BATRK and FWONK, has sole voting power, shared voting power, sole investment discretion, and shared investment discretion as follows:

Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
LSXMA	358,480	—	358,480	—
LSXMK	588,633	—	588,633	—
BATRK	187,906	—	187,906	—
FWONK	374,888	—	374,888	—

(11)
Based on (i) Schedule 13G, filed January 29, 2021, by Norges Bank (Norges), with respect to FWONA, which states that Norges has sole voting power over 1,428,575 shares, sole dispositive power over 1,428,575 shares and shared dispositive power over 3,452 shares, and (ii) Form 13F, filed March 2, 2021, by Norges, which states that Norges, with respect to its ownership of shares of each of LSXMA, LSXMK, BATRK and FWONK, has sole voting power, shared voting power, sole investment discretion, and shared investment discretion as follows:

Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
LSXMA	701,049	—	701,049	—
LSXMK	2,210,888	—	2,210,888	—
BATRA	140,764	—	140,764	—
BATRK	369,742	—	369,742	—
FWONK	2,801,608	—	2,801,608	—
10 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Management
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of (1) each series of our common stock (LSXMA, LSXMB, LSXMK, BATRA, BATRB, BATRK, FWONA, FWONB and FWONK), (2) the common stock, par value $0.001 per share (SIRI), of Sirius XM Holdings Inc. (Sirius XM), in which we hold a controlling interest and (3) the Series A common stock, par value, $0.0001 per share (LMACA), of Liberty Media Acquisition Corporation (LMAC), in which we hold a controlling interest. The security ownership information with respect to our common stock is given as of February 28, 2021 and, in the case of percentage ownership information, is based upon (1) 99,150,661 LSXMA shares, (2) 9,802,232 LSXMB shares, (3) 228,405,226 LSXMK shares, (4) 10,312,954 BATRA shares, (5) 981,494 BATRB shares, (6) 40,958,175 BATRK shares, (7) 25,836,549 FWONA shares, (8) 2,445,895 FWONB shares and (9) 203,538,477 FWONK shares, in each case, outstanding on that date. The security ownership information with respect to SIRI is given as of February 28, 2021 and, in the case of percentage ownership information, is based on 4,139,978,947 SIRI shares outstanding on January 29, 2021. The security ownership information with respect to LMACA is given as of February 28, 2021, and, in the case of percentage ownership information, is based on 57,500,000 LMACA shares outstanding on January 26, 2021. The percentage voting power with respect to our company is presented in the table below on an aggregate basis for all LSXMA, LSXMB, BATRA, BATRB, FWONA and FWONB shares. The percentage voting power with respect to LMAC refers to the power to approve LMAC’s initial business combination or on any other matter submitted to a vote of LMAC’s stockholders prior to its initial business combination and is based on 57,500,000 LMACA shares and 14,375,000 shares of LMAC’s Series F common stock, par value, $0.0001 per share, outstanding on January 26, 2021. Prior to the completion of LMAC’s initial business combination, holders of LMACA shares do not have the right to elect LMAC directors.
Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 28, 2021 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LSXMB, BATRB or FWONB, though convertible on a one-for-one basis into shares of LSXMA, BATRA or FWONA, respectively, are reported as beneficial ownership of LSXMB, BATRB or FWONB only, and not as beneficial ownership of LSXMA, BATRA or FWONA, respectively. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
The number of shares indicated as owned by the persons in the table includes interests in shares held by the Liberty Media 401(k) Savings Plan as of February 28, 2021. The shares held by the trustee of the Liberty Media 401(k) Savings Plan for the benefit of these persons are voted as directed by such persons.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
John C. Malone Chairman of the Board and Director	LSXMA	1,135(1)(2)(3)	1.2	48.3
	LSXMB	9,455(1)(4)(5)	96.5
	LSXMK	16,392(1)(2)(3)(4)(5)(6)	7.2
	BATRA	114(1)(2)(3)	1.1
	BATRB	946(1)(4)(5)	96.3
	BATRK	2,874(1)(2)(3)(5)(6)	7.0
	FWONA	286(1)(2)(3)	1.1
	FWONB	2,364(1)(4)(5)	96.6
	FWONK	4,403(1)(3)(5)(6)	2.2
	SIRI	267(3)	*	*
	LMACA	—	—	—
LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 11

Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei President, Chief Executive Officer and Director	LSXMA	1,813(8)(9)(10)	1.8	1.1
	LSXMB	37	*
	LSXMK	11,335(6)(7)(8)(9)(10)	4.8
	BATRA	181(8)(9)	1.8
	BATRB	4	*
	BATRK	1,480(6)(7)(8)(9)	3.6
	FWONA	401(8)(9)	1.6
	FWONB	9	*
	FWONK	2,851(6)(7)(8)(9)	1.4
	SIRI	867(11)	*	*
	LMACA	740	1.3	1.0
Robert R. Bennett Director	LSXMA	760(12)	*	*
	LSXMB	—	—
	LSXMK	1,574(12)	*
	BATRA	76(12)	*
	BATRB	—	—
	BATRK	268(12)	*
	FWONA	190(12)	*
	FWONB	—	—
	FWONK	385(12)(13)	*
	SIRI	—	—	—
	LMACA	100	*	*
Derek Chang(14) Director	LSXMA	—	—	—
	LSXMB	—	—
	LSXMK	—	—
	BATRA	—	—
	BATRB	—	—
	BATRK	—	—
	FWONA	—	—
	FWONB	—	—
	FWONK	—	—
	SIRI	—	—	—
	LMACA	—	—	—
Brian M. Deevy Director	LSXMA	10(15)	*	*
	LSXMB	—	—
	LSXMK	27(7)(15)	*
	BATRA	1(15)	*
	BATRB	—	—
	BATRK	4(7)(15)	*
	FWONA	3 (15)	*
	FWONB	—	—
	FWONK	12(7)(15)	*
	SIRI	—	—	—
	LMACA	25	*	*
12 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
M. Ian G. Gilchrist Director	LSXMA	**	*	*
	LSXMB	—	—
	LSXMK	32(7)	*
	BATRA	**	*
	BATRB	—	—
	BATRK	5(7)	*
	FWONA	**	*
	FWONB	—	—
	FWONK	17(7)	*
	SIRI	—	—	—
	LMACA	1	*	*
Evan D. Malone Director	LSXMA	11	*	*
	LSXMB	—	—
	LSXMK	70(7)	*
	BATRA	1	*
	BATRB	—	—
	BATRK	9(7)	*
	FWONA	3	*
	FWONB	—	—
	FWONK	24(7)	*
	SIRI	398(11)	*	*
	LMACA	—	—	—
David E. Rapley Director	LSXMA	4	*	*
	LSXMB	—	—
	LSXMK	29(7)	*
	BATRA	—	—
	BATRB	—	—
	BATRK	4(7)	*
	FWONA	1	*
	FWONB	—	—
	FWONK	14(7)	*
	SIRI	—	—	—
	LMACA	—	—	—
Larry E. Romrell Director	LSXMA	20	*	*
	LSXMB	**	*
	LSXMK	76(7)	*
	BATRA	2	*
	BATRB	**	*
	BATRK	9(7)	*
	FWONA	5	*
	FWONB	**	*
	FWONK	28(7)	*
	SIRI	—	—	—
	LMACA	—	—	—
LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 13

Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Andrea L. Wong Director	LSXMA	4	*	*
	LSXMB	—	—
	LSXMK	45(7)	*
	BATRA	—	—
	BATRB	—	—
	BATRK	3(7)	*
	FWONA	**	*
	FWONB	—	—
	WONK	13(7)	*
	SIRI	—	—	—
	LMACA	35	*	*
Brian J. Wendling Chief Accounting Officer and Principal Financial Officer	LSXMA	28	*	*
	LSXMB	—	—
	LSXMK	169(7)	*
	BATRA	3	*
	BATRB	—	—
	BATRK	26(7)	*
	FWONA	7	*
	FWONB	—	—
	FWONK	45(7)	*
	SIRI	—	—	—
	LMACA	18	*	*
Albert E. Rosenthaler Chief Corporate Development Officer	LSXMA	66	*	*
	LSXMB	—	—
	LSXMK	410(6)(7)	*
	BATRA	7	*
	BATRB	—	—
	BATRK	66(6)(7)	*
	FWONA	17	*
	FWONB	—	—
	FWONK	118(6)(7)	*
	SIRI	—	—	—
	LMACA	100	*	*
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	LSXMA	—	—	—
	LSXMB	—	—
	LSXMK	3	*
	BATRA	—	—
	BATRB	—	—
	BATRK	**	*
	FWONA	—	—
	FWONB	—	—
	FWONK	**	*
	SIRI	—	—	—
	LMACA	8	*	*
14 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
All directors and executive officers as a group (13 persons)	LSXMA	3,853 (1)(2)(3)(8)(9)(10)(12)(15)	3.9	49.8
	LSXMB	9,492(1)(4)(5)	96.8
	LSXMK	30,161 (1)(3)(5)(6)(7)(8)(9)(10)(12)(15)	12.8
	BATRA	385 (1)(2)(3)(8)(9)(12)(15)	3.7
	BATRB	949 (1)(4)(5)	96.7
	BATRK	4,750 (1)(3)(5)(6)(7)(8)(9)(12)(15)	11.4
	FWONA	913(1)(2)(3)(8)(9)(12)(15)	3.5
	FWONB	2,373(1)(4)(5)	97.0
	FWONK	7,910(1)(3)(5)(6)(7)(8)(9)(12)(13)(15)	3.9
	SIRI	1,532(3)(11)	*	*
	LMACA	1,026	1.8	1.4

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 101,778 LSXMA shares, 230,564 LSXMB shares, 832,420 LSXMK shares, 10,177 BATRA shares, 23,056 BATRB shares, 113,329 BATRK shares, 25,444 FWONA shares, 57,641 FWONB shares and 166,171 FWONK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone, are trustees. Mrs. Malone has the right to revoke such trust at any time.

(2)
Includes (i) 250,000 LSXMA shares, 23,475 LSXMK shares, 25,000 BATRA shares and 62,500 FWONA shares held by The Malone Family Land Preservation Foundation and (ii) 170,743 LSXMA shares, 17,804 BATRA shares, 9,543 BATRK shares, and 44,360 FWONA shares held by The Malone Family Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(3)
Includes 612,907 LSXMA shares, 4,425,780 LSXMK shares, 61,290 BATRA shares, 1,095,786 BATRK shares, 153,226 FWONA shares, 1,125,186 FWONK shares and 267,141 SIRI shares pledged to Fidelity Brokerage Services, LLC (Fidelity); 1,845,686 LSXMK shares, 510,221 BATRK shares and 591,055 FWONK shares pledged to Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch); and 7,264,000 LSXMK shares, 977,500 BATRK shares and 1,875,000 FWONK shares pledged to Bank of America (BoA) in connection with margin loan facilities extended by BoA.

(4)
Includes 108,687 LSXMB shares, 10,206 LSXMK shares, 10,868 BATRB shares, and 27,171 FWONB shares held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(5)
Includes 490,597 LSXMB shares, 1,989,890 LSXMK shares, 49,059 BATRB shares, 167,293 BATRK shares, 122,649 FWONB shares and 245,298 FWONK shares held by three trusts with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trusts.

(6)
Includes shares held in the Liberty Media 401(k) Savings Plan as follows:

	LSXMK	BATRK	FWONK
John C. Malone	379	33	64
Gregory B. Maffei	39,231	3,848	9,629
Albert E. Rosenthaler	7,292	721	1,783
Total	46,902	4,602	11,476

(7)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2021.

	LSXMK	BATRK	FWONK
Brian M. Deevy	17,230	2,327	9,042
M. Ian G. Gilchrist	30,990	4,663	16,750
Gregory B. Maffei	6,903,579	786,343	1,901,543
Evan D. Malone	41,385	5,403	17,398
David E. Rapley	20,693	2,701	8,698
Larry E. Romrell	41,385	5,403	17,398
Andrea L. Wong	29,385	3,229	8,548
Brian J. Wendling	125,656	12,766	31,898
Albert E. Rosenthaler	233,158	36,111	67,465
Total	7,443,461	858,946	2,078,740

(8)
Includes 305,768 LSXMA shares, 684,423 LSXMK shares, 30,576 BATRA shares, 29,043 BATRK shares, 14,758 FWONA shares and 72,313 FWONK shares held by The Maffei Foundation, as to which shares Mr. Maffei has disclaimed beneficial ownership.

LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 15

(9)
Includes 680,989 LSXMA shares, 1,489,367 LSXMK shares, 119,007 BATRA shares, 492,012 BATRK shares, 170,247 FWONA shares and 671,937 FWONK shares pledged to Morgan Stanley Private Bank, National Association in connection with a loan facility.

(10)
Includes 666,969 LSXMA shares and 388,030 LSXMK shares held by a grantor retained annuity trust.

(11)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2021.

SIRI
Gregory B. Maffei	456,060
Evan D. Malone	319,360
Total	775,420

(12)
Includes 21,585 LSXMA shares, 43,170 LSXMK shares, 2,158 BATRA shares, 7,568 BATRK shares and 5,396 FWONA shares owned by Hilltop Investments, LLC, and 735,491 LSXMA shares, 1,523,795 LSXMK shares, 73,549 BATRA shares, 259,764 BATRK shares, 183,872 FWONA shares and 383,813 FWONK shares held by Hilltop Investments III, LLC, both of which are jointly owned by Mr. Bennett and his wife, Mrs. Deborah Bennett.

(13)
Includes 381,616 FWONK shares pledged to JP Morgan Private Bank in connection with a variable prepaid forward contract.

(14)
Mr. Chang was appointed as a director of our company effective March 10, 2021. Based on information provided as of March 10, 2021, Mr. Chang did not beneficially own any shares of our common stock or shares of SIRI or LMACA as of February 28, 2021.

(15)
Includes 247 LSXMA shares, 566 LSXMK shares, 24 BATRA shares, 87 BATRK shares, 61 FWONA shares and 123 FWONK shares held by the WJD Foundation, over which Mr. Deevy has sole voting power.

Changes in Control
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
16 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

PROPOSALS OF OUR BOARD
The following proposals will be presented at the annual meeting by our board of directors.
PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
Board of Directors
Our board of directors currently consists of ten directors, divided among three classes. Our Class II directors, whose term will expire at the 2021 annual meeting, are Brian M. Deevy, Gregory B. Maffei and Andrea L. Wong. These directors are nominated for election to our board to continue serving as Class II directors, and we have been informed that Messrs. Deevy and Maffei and Ms. Wong are each willing to continue serving as a director of our company. The term of the Class II directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2024. Our Class III directors, whose term will expire at the annual meeting of stockholders in the year 2022, are John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist. Our class I directors, whose term will expire at the annual meeting of stockholders in the year 2023, are Derek Chang, Evan D. Malone, David E. Rapley and Larry E. Romrell.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors.
The following lists the three nominees for election as directors at the annual meeting and the seven directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. For additional information on our board’s evaluation of director candidates or incumbent directors seeking re-election, see “Management and Governance Matters—Committees of the Board of Directors—Nominating and Corporate Governance Committee—Director Candidate Identification Process.” All positions referenced in the biographical information below with our company include, where applicable, positions with our predecessors. The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
Nominees for Election as Directors
Brian M. Deevy
•
Age: 66

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A director of our company.

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Professional Background: Mr. Deevy has been a director of our company since June 2015. Mr. Deevy previously served as the head of Royal Bank of Canada (RBC) Capital Markets’ Communications, Media & Entertainment Group (CME Group) until June 2015. Mr. Deevy was responsible for strategic development of the CME Group’s business, which includes mergers & acquisitions, private equity and debt capital formation and financial advisory engagements. Mr. Deevy also served as Chairman and Chief Executive Officer of Daniels & Associates, the investment banking firm that provided financial advisory services to the communications industry until it was acquired by RBC in 2007. Prior to joining Daniels & Associates, RBC Daniels’ predecessor, Mr. Deevy was with Continental Illinois National Bank. He has served as the director of the Daniels Fund since 2003, and has been a director of the U.S. Olympic and Paralympic Foundation since 2016.

•
Other Public Company Directorships: Mr. Deevy served as a director of Ascent Capital Group, Inc. (Ascent) from November 2013 to May 2016. Mr. Deevy served on the board of directors of Ticketmaster Entertainment, Inc. from August 2008 to January 2010.

•
Board Membership Qualifications: Mr. Deevy brings to our board in-depth knowledge of the communications, media and entertainment industries. He has an extensive background in mergers and acquisitions, investment banking and capital formation and provides strategic insights with respect to our company’s activities in these areas.

LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 17

Gregory B. Maffei
•
Age: 60

•
Chief Executive Officer, President and a director of our company.

•
Professional Background: Mr. Maffei has served as a director and the President and Chief Executive Officer of our company (including our predecessor) since May 2007, Liberty Broadband Corporation (Liberty Broadband) since June 2014 and LMAC since November 2020. He has served as a director, the President and Chief Executive Officer of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) since July 2013 and as its Chairman of the Board since June 2015. He has served as the Chairman of the Board of Qurate Retail, Inc. (formerly named Liberty Interactive Corporation, Qurate Retail) (including its predecessor), since March 2018, and as a director of Qurate Retail since November 2005. Mr. Maffei also served as the President and Chief Executive Officer of GCI Liberty, Inc. (GCI Liberty) from March 2018 until its combination with Liberty Broadband in December 2020 and Qurate Retail (including its predecessor) from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006. Prior thereto, Mr. Maffei served as President and Chief Financial Officer of Oracle Corporation (Oracle), Chairman, President and Chief Executive Officer of 360networks Corporation (360networks), and Chief Financial Officer of Microsoft Corporation (Microsoft).

•
Other Public Company Directorships: Mr. Maffei has served as (i) Chairman of the Board of Qurate Retail since March 2018 and a director of Qurate Retail (including its predecessor) since November 2005, (ii) Chairman of the Board of Liberty TripAdvisor since June 2015 and a director since July 2013, (iii) a director of Liberty Broadband since June 2014, (iv) a director of LMAC since November 2020, (v) the Chairman of the Board of TripAdvisor, Inc. since February 2013, (vi) the Chairman of the Board of Live Nation Entertainment, Inc. (Live Nation) since March 2013 and as a director since February 2011, (vii) the Chairman of the Board of Sirius XM Holdings, Inc. (Sirius XM) since April 2013 and as a director since March 2009, (viii) a director of Zillow Group, Inc. since February 2015, having previously served as a director of its predecessor, Zillow, Inc., from May 2005 to February 2015, and (ix) a director of Charter Communications, Inc. (Charter) since May 2013. Mr. Maffei served as (i) a director of GCI Liberty from March 2018 to December 2020, (ii) a director of DIRECTV and its predecessors from February 2008 to June 2010, (iii) a director of Electronic Arts, Inc. from June 2003 to July 2013, (iv) a director of Barnes & Noble, Inc. from September 2011 to April 2014, (v) Chairman of the Board of Starz from January 2013 until its acquisition by Lions Gate Entertainment Corp. in December 2016 and (vi) the Chairman of the Board of Pandora Media, Inc. from September 2017 to February 2019.

•
Board Membership Qualifications: Mr. Maffei brings to our board significant financial and operational experience based on his senior policy making positions at our company, Qurate Retail (including its predecessor), LMAC, Liberty TripAdvisor and Liberty Broadband, and his previous executive positions at GCI Liberty, Oracle, 360networks and Microsoft, as well as his public company board experience. He provides our board with executive leadership perspective on the operations and management of large public companies and risk management principles.

Andrea L. Wong
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Age: 54

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A director of our company.

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Professional Background: Ms. Wong has served as a director of our company (including our predecessor) since September 2011. Ms. Wong served as President, International Production for Sony Pictures Television and President, International for Sony Pictures Entertainment from September 2011 to March 2017. She previously served as President and Chief Executive Officer of Lifetime Entertainment Services from 2007 to April 2010. Ms. Wong also served as an Executive Vice President with ABC, Inc., a subsidiary of The Walt Disney Company, from 2003 to 2007.

•
Other Public Company Directorships: Ms. Wong has served as a director of Qurate Retail since April 2010, as a director of Hudson Pacific Properties, Inc. since August 2017, as a director of Roblox Corporation since August 2020 and as a director of Oaktree Acquisition Corp. II since September 2020. Ms. Wong served as a director of Oaktree Acquisition Corp. from July 2019 to January 2021, as a director of Social Capital Hedosophia Holdings Corp. from September 2017 to October 2019 and as a director of Hudson’s Bay Company from September 2014 to March 2020.

18 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
•
Board Membership Qualifications: Ms. Wong brings to our board significant experience in the media and entertainment industry, having an extensive background in media programming across a variety of platforms, as well as executive leadership experience with the management and operation of companies in the entertainment sector. Her experience with programming development and production, brand enhancement and marketing brings a pragmatic and unique perspective to our board. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our board.

Directors Whose Term Expires in 2022
John C. Malone
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Age: 80

•
Chairman of the Board of our company.

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Professional Background: Mr. Malone has served as the Chairman of the Board of our company (including our predecessor) since August 2011 and as a director since December 2010. He served as Chairman of the Board of Qurate Retail, including its predecessor, from its inception in 1994 until March 2018 and served as Qurate Retail’s Chief Executive Officer from August 2005 to February 2006. Mr. Malone served as Chairman of the Board of Tele-Communications, Inc. (TCI) from November 1996 until March 1999, when it was acquired by AT&T Corp., and as Chief Executive Officer of TCI from January 1994 to March 1997.

•
Other Public Company Directorships: Mr. Malone has served as (i) a director of Qurate Retail (including its predecessor) since 1994 and served as Chairman of the Board of Qurate Retail (including its predecessor) from 1994 to March 2018, (ii) a director of Discovery, Inc. (Discovery), which was formerly known as Discovery Communications, Inc. (Discovery Communications), since September 2008, and a director of Discovery Communications’ predecessor, Discovery Holding Company (DHC), from May 2005 to September 2008 and as Chairman of the Board from March 2005 to September 2008, (iii) the Chairman of the Board of Liberty Global plc (LGP) since June 2013, having previously served as Chairman of the Board of Liberty Global, Inc. (LGI), LGP’s predecessor, from June 2005 to June 2013 and as Chairman of the Board of LGI’s predecessor, Liberty Media International, Inc. (LMI) from March 2004 to June 2005 and a director of UnitedGlobalCom, Inc., now a subsidiary of LGP, from January 2002 to June 2005 and (iv) the Chairman of the Board of Liberty Broadband since November 2014. Previously, he served as (i) Chairman of the Board of GCI Liberty from March 2018 to December 2020, (ii) a director of Liberty Latin America Ltd. from December 2017 to December 2019, (iii) Chairman of the Board of Liberty Expedia Holdings, Inc. (Liberty Expedia) from November 2016 to July 2019, (iv) a director of Lions Gate Entertainment Corp. from March 2015 to September 2018, (v) a director of Charter from May 2013 to July 2018, (vi) a director of Expedia, Inc. from December 2012 to December 2017, having previously served as a director from August 2005 to November 2012, (vii) the Chairman of the Board of Liberty TripAdvisor from August 2014 to June 2015, (viii) a director of Sirius XM from April 2009 to May 2013, (ix) a director of Ascent from January 2010 to September 2012, (x) a director of Live Nation from January 2010 to February 2011, (xi) Chairman of the Board of DIRECTV and its predecessors from February 2008 to June 2010 and (xii) a director of IAC/InterActiveCorp from May 2006 to June 2010.

•
Board Membership Qualifications: Mr. Malone, as President of TCI, co-founded Qurate Retail’s former parent company and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

Robert R. Bennett
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Age: 63

•
A director of our company.

•
Professional Background: Mr. Bennett has served as a director of our company (including our predecessor) since September 2011. Mr. Bennett serves as Managing Director of Hilltop Investments LLC, a private investment company. Mr. Bennett served as the Chief Executive Officer of Qurate Retail (formerly known as Liberty Media Corporation) from April 1997 to August 2005 and its President from April 1997 to February 2006 and held various executive positions with Qurate Retail from 1994 to 1997.

•
Other Public Company Directorships: Mr. Bennett served as a director of Qurate Retail from September 1994 to December 2011. He has served as a director of Discovery since September 2008 and served as a director of

LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 19

DHC from May 2005 to September 2008. Mr. Bennett has served as a director of HP, Inc. (formerly Hewlett-Packard Company) since July 2013. He served as a director of Demand Media, Inc. from January 2011 to February 2014 and Sprint Corporation (and its predecessor) from October 2006 to November 2016.
•
Board Membership Qualifications: Mr. Bennett brings to our board in-depth knowledge of the media and telecommunications industry generally and our corporate history specifically. He has experience in significant leadership positions with Qurate Retail, especially as a past Chief Executive Officer and President, and provides our company with strategic insights. Mr. Bennett also has an in-depth understanding of finance, and has held various financial management positions during the course of his career.

M. Ian G. Gilchrist
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Age: 71

•
A director of our company.

•
Professional Background: Mr. Gilchrist has served as a director of our company (including our predecessor) since September 2011. Mr. Gilchrist served as a director and the President of Trine Acquisition Corp. from March 2019 to December 2020. Mr. Gilchrist held various officer positions including Managing Director at Citigroup/Salomon Brothers from 1995 to 2008, CS First Boston Corporation from 1988 to 1995, and Blyth Eastman Paine Webber from 1982 to 1988 and served as a Vice President of Warburg Paribas Becker Incorporated from 1976 to 1982. Previously, he worked in the venture capital field and as an investment analyst.

•
Other Public Company Directorships: Mr. Gilchrist has served as a director of Qurate Retail since July 2009. Mr. Gilchrist served as a director of Trine Acquisition Corp. from March 2019 to December 2020.

•
Board Membership Qualifications: Mr. Gilchrist’s field of expertise is in the media and telecommunications sector, having been involved with companies in this industry during much of his 32 years as an investment banker. Mr. Gilchrist brings to our board significant financial expertise and a unique perspective on the company and the media and telecommunications sector. He is also an important resource with respect to the financial services firms that our company engages from time to time.

Directors Whose Term Expires in 2023
Derek Chang
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Age: 53

•
A director of our company.

•
Professional Background: Mr. Chang has been a director of our company since March 2021. He served as the Chief Executive Officer of the National Basketball Association of China (NBA China) from April 2018 to May 2020. Mr. Chang also served as the Executive Vice President of Content Strategy and Development of DIRECTV (and its predecessor, The DirecTV Group, Inc.) from March 2006 to January 2013. He served as the Head of International Lifestyle Channels from April 2013 to April 2018 and as a Managing Director of Asia Pacific operations from April 2013 to July 2016 for Scripps Networks Interactive, Inc. (Scripps) from April 2013 to April 2018. Mr. Chang served as Executive Vice President—Finance and Strategy of Charter from December 2003 to April 2005 and as its interim Chief Financial Officer from August 2004 to April 2005. He also served as Executive Vice President—Development of the Yankees Entertainment and Sports Network from its inception in 2001 to January 2003.

•
Other Public Company Directorships: Mr. Chang has served as a director of our company since March 2021, a director of Isos Acquisition Corp. since March 2021 and as a director of Vobile Group Limited since July 2020. He previously served as a director of STARZ from January 2013 to June 2013.

•
Board Membership Qualifications: Mr. Chang brings to our board profound knowledge of media, entertainment and sports industries across global markets including the US and China as well as extensive operational experience from his policy making positions at NBA China, DIRECTV, and Scripps.

20 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
Evan D. Malone
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Age: 50

•
A director of our company.

•
Professional Background: Dr. Malone has served as a director of our company (including our predecessor) since September 2011. Since June 2009, he has served as President of NextFab Studio, LLC, which provides manufacturing-related technical training, product development, and business acceleration services. Since January 2008, Dr. Malone has served as the owner and manager of a real estate property and management company, 1525 South Street LLC. Dr. Malone has served as co-owner and director of Drive Passion PC Services, CC, an Internet café, telecommunications and document services company, in South Africa since 2007 and served as an applied physics technician for Fermi National Accelerator Laboratory, part of the national laboratory system of the Office of Science, U.S. Department of Energy, from 1999 until 2001. He also is a founding member of Jet Wine Bar, a wine bar, and Rex 1516, a restaurant, both in Philadelphia. Since November 2016, he has served as director and president of the NextFab Foundation, an IRS 501(c)(3) private operating foundation, which provides manufacturing-related technology and education to communities affected by economic or humanitarian distress.

•
Other Public Company Directorships: Dr. Malone has served as a director of Qurate Retail since August 2008 and Sirius XM since May 2013.

•
Board Membership Qualifications: Dr. Malone brings an applied science and engineering perspective to the board. Dr. Malone’s perspectives assist the board in developing business strategies and adapting to technological changes facing the industries in which our company competes. In addition, his entrepreneurial experience assists the board in evaluating strategic opportunities.

David E. Rapley
•
Age: 79

•
A director of our company.

•
Professional Background: Mr. Rapley has served as a director of our company (including our predecessor) since September 2011. Mr. Rapley founded Rapley Engineering Services, Inc. (RESI) and served as its Chief Executive Officer and President from 1985 to 1998. Mr. Rapley also served as Executive Vice President of Engineering of VECO Corp. Alaska (a company that acquired RESI in 1998) from January 1998 to December 2001. Mr. Rapley served as the President and Chief Executive Officer of Rapley Consulting, Inc. from January 2000 to December 2014. From 2003 to 2013, Mr. Rapley was a director of Merrick & Co., a private firm providing engineering and other services to domestic and international clients. From 2008 to 2011, Mr. Rapley was chairman of the board of Merrick Canada ULC.

•
Other Public Company Directorships: Mr. Rapley has served as a director of Qurate Retail since July 2002, having previously served as a director during 1994. He has served as a director of LGP since June 2013, having previously served as a director of LGI, LGP’s predecessor, from June 2005 to June 2013 and as a director of LMI, LGI’s predecessor, from May 2004 to June 2005.

•
Board Membership Qualifications: Mr. Rapley brings to our board the unique perspective of his lifelong career as an engineer. The industries in which our company competes are heavily dependent on technology, which continues to change and advance. Mr. Rapley’s perspectives assist the board in adapting to these changes and developing strategies for our businesses.

Larry E. Romrell
•
Age: 81

•
A director of our company.

•
Professional Background: Mr. Romrell has served as a director of our company (including our predecessor) since September 2011. Mr. Romrell held numerous executive positions with TCI from 1991 to 1999. Previously, Mr. Romrell held various executive positions with Westmarc Communications, Inc.

•
Other Public Company Directorships: Mr. Romrell has served as a director of Qurate Retail since December 2011, having previously served as a director from March 1999 to September 2011, and as a director of Liberty TripAdvisor since August 2014. He has served as a director of LGP since June 2013, having previously served

LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 21

as a director of LGI, LGP’s predecessor, from June 2005 to June 2013 and as a director of LMI, LGI’s predecessor, from May 2004 to June 2005.
•
Board Membership Qualifications: Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our board and is an important resource with respect to the management and operations of companies in the media and telecommunications sector.

Vote and Recommendation
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect each of Messrs. Deevy and Maffei and Ms. Wong as a Class II member of our board of directors.
Our board of directors unanimously recommends a vote “FOR” the election of each nominee to our board of directors.
22 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

PROPOSAL 2—THE AUDITORS RATIFICATION PROPOSAL
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2021.
Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2021.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
Audit Fees and All Other Fees
The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2020 and 2019 and fees billed for other services rendered by KPMG LLP.
	2020(1)	2019(1)
Audit fees	$2,869,000	3,082,100
Audit related fees	—	—
Audit and audit related fees	2,869,000	3,082,100
Tax fees(2)	518,900	783,500
All other fees	—	—
Total fees	$3,387,900	3,865,600

(1)
Such fees with respect to 2020 and 2019 exclude audit fees, audit related fees and tax fees billed by KPMG LLP to Sirius XM for services rendered. Sirius XM is a separate public company and its audit fees, audit related fees, tax fees and all other fees (which aggregated $4,129,000 in 2020 and $4,434,200 in 2019) are reviewed and approved by the audit committee of the board of directors of Sirius XM.

(2)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.
Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain Securities and Exchange Commission (SEC) rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, expatriate tax assistance and compliance and tax due diligence and advice regarding mergers and acquisitions.

LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 23

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $100,000, or if individual projects under $100,000 are likely to equal or exceed $500,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Brian M. Deevy currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Under our policy, any fees incurred by Sirius XM in connection with the provision of services by Sirius XM’s independent auditor, are expected to be reviewed and approved by Sirius XM’s audit committee pursuant to Sirius XM’s policy regarding the pre-approval of all audit and permissible non-audit services provided by its independent auditor in effect at the time of such approval. Such approval by Sirius XM’s audit committee pursuant to its policy is deemed to be pre-approval of the services by our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2020 were approved in accordance with the terms of the policy in place.
Vote and Recommendation
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
Our board of directors unanimously recommends a vote “FOR” the auditors ratification proposal.
24 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

PROPOSAL 3—THE SAY-ON-PAY PROPOSAL
We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as described below in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the Exchange Act). This advisory vote is often referred to as the “say-on-pay” vote and allows our stockholders to express their views on the overall compensation paid to our named executive officers. Our company values the views of its stockholders and is committed to the efficiency and effectiveness of our company’s executive compensation program.
Our most recent advisory vote on the compensation of our named executive officers was held at our 2018 annual meeting of stockholders on May 23, 2018, at which stockholders representing a majority of our aggregate voting power present and entitled to vote on the say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation as disclosed in our proxy statement for our 2018 annual meeting of stockholders. At our 2018 annual meeting of stockholders on May 23, 2018, a majority of the votes cast on the say-on-frequency proposal by our stockholders that were present, in person or by proxy, and entitled to vote at the 2018 annual meeting of stockholders, voting together as a single class, voted in favor of holding future advisory votes on executive compensation at a frequency of once every three years, and our board of directors adopted this as the frequency at which future advisory votes on executive compensation would be held. We currently expect that our next advisory vote on executive compensation will be held in 2024.
We are seeking stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. Stockholders are encouraged to read the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our company’s executive compensation policies and procedures.
In accordance with Section 14A of the Exchange Act, and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our board of directors is asking stockholders to approve the following advisory resolution at the 2021 annual meeting of stockholders:
RESOLVED, that the stockholders of Liberty Media Corporation hereby approve, on an advisory basis, the compensation paid to our company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion.
Advisory Vote
Although this vote is advisory and non-binding on our board and our company, our board and the compensation committee, which is responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
Vote and Recommendation
This advisory resolution, which we refer to as the say-on-pay proposal, will be considered approved if it receives the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Our board of directors unanimously recommends a vote “FOR” the say-on-pay proposal.
LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 25

MANAGEMENT AND GOVERNANCE MATTERS
Executive Officers
The following lists the executive officers of our company (other than Gregory B. Maffei, our President and Chief Executive Officer, and John C. Malone, our Chairman of the Board, each of whom also serve as directors of our company and who are listed under “Proposals of Our Board—Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below with our company include, where applicable, positions with our predecessors.
Name	Positions
Albert E. Rosenthaler Age: 61	Mr. Rosenthaler has served as Chief Corporate Development Officer of our company, Qurate Retail, Liberty TripAdvisor and Liberty Broadband since October 2016 and LMAC since November 2020. He previously served as Chief Corporate Development Officer of GCI Liberty from March 2018 to December 2020, Liberty Expedia from October 2016 to July 2019 and Chief Tax Officer of our company, Qurate Retail, Liberty TripAdvisor and Liberty Broadband from January 2016 to September 2016 and Liberty Expedia from March 2016 to September 2016. Prior to that, he served as a Senior Vice President of our company (including our predecessor) from May 2007 to December 2015, Qurate Retail (including its predecessor) from April 2002 to December 2015, Liberty TripAdvisor from July 2013 to December 2015 and Liberty Broadband from June 2014 to December 2015. Mr. Rosenthaler has served as a director of Tripadvisor, Inc. since February 2016.
Brian J. Wendling Age: 48	Mr. Wendling has served as Chief Accounting Officer and Principal Financial Officer of our company, Qurate Retail and Liberty Broadband since January 2020 and July 2019, respectively. He has also served as Chief Accounting Officer and Principal Financial Officer of LMAC since November 2020. He previously served as Chief Accounting Officer and Principal Financial Officer of GCI Liberty from January 2020 and July 2019, respectively, to December 2020 as well as Senior Vice President and Controller of each of our company, Qurate Retail and Liberty Broadband from January 2016 to December 2019 and GCI Liberty from March 2018 to December 2019. In addition, Mr. Wendling has served as a Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016, and he previously served as Vice President and Controller of Liberty TripAdvisor from August 2014 to December 2015. He previously served as Senior Vice President of Liberty Expedia from March 2016 to July 2019, and Vice President and Controller of Liberty Media (including its predecessor) from November 2011 to December 2015, Qurate Retail from November 2011 to December 2015 and Liberty Broadband from October 2014 to December 2015. Prior thereto, Mr. Wendling held various positions with Liberty Media and Qurate Retail and their predecessors since 1999. Mr. Wendling has served as a director of comScore, Inc. since March 2021.
Renee L. Wilm Age: 47	Ms. Wilm has served as Chief Legal Officer and Chief Administrative Officer since September 2019 and January 2021, respectively, of our company, Qurate Retail, Liberty TripAdvisor and Liberty Broadband, and Chief Legal Officer and Chief Administrative Officer of LMAC since November 2020 and January 2021, respectively. She previously served as Chief Legal Officer of GCI Liberty from September 2019 to December 2020. Ms. Wilm has served as a director of LMAC since January 2021. Prior to September 2019, Ms. Wilm was a Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Qurate Retail, Liberty TripAdvisor, Liberty Broadband and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance. At Baker Botts, Ms. Wilm was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office.
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Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office. There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption, other than Evan D. Malone, who is the son of John C. Malone.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms filed with the SEC and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2020, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met, with the exception of one Form 4 reporting nine transactions by R. Ted Weschler, an investment manager for Berkshire Hathaway Inc., that was filed on an untimely basis and one Form 4 reporting nine transactions by Berkshire Hathaway Inc. that was filed on an untimely basis.
Code of Ethics
We have adopted a code of business conduct and ethics that applies to our directors, officers, and employees of Liberty Media, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.libertymedia.com.
Director Independence
It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our board of directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board of directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our board of directors has determined that each of Robert R. Bennett, Derek Chang, Brian M. Deevy, M. Ian G. Gilchrist, David E. Rapley, Larry E. Romrell and Andrea L. Wong qualifies as an independent director of our company.
Board Composition
As described above under “Proposals of Our Board—Proposal 1—The Election of Directors Proposal,” our board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. Our board is also chronologically diverse with our members’ ages spanning four decades. For more information on our policies with respect to board candidates, see “— Committees of the Board of Directors—Nominating and Corporate Governance Committee” below.
Board Classification
As described above under “Proposals of our Board—Proposal 1—The Election of Directors Proposal,” our board of directors currently consists of ten directors, divided among three classes. Our board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
Long-Term Focus & Accountability
Our board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our board believes that three-year terms focus director accountability on the board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
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Continuity of Board Leadership
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our board continues to be comprised of such individuals.
Board Diversity
Our board understands and appreciates the value and enrichment provided by a diverse board. As such, we actively seek diverse director candidates (see “— Committees of the Board of Directors—Nominating and Corporate Governance Committee—Board Criteria”). Our board membership currently includes one director who identifies as female, two directors who identify as of Asian ancestry, one director who identifies as LGBTQ+ and one director who holds dual American and Canadian citizenship.
Board Leadership Structure
Our board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone, one of our largest stockholders, holds the position of Chairman of the Board, leads our board and board meetings and provides strategic guidance to our Chief Executive Officer. Gregory B. Maffei, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our board in fulfilling its duties.
Board Role in Risk Oversight
The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity, and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full board. In addition, the oversight and review of other strategic risks are conducted directly by the full board.
The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, diversity, equity and inclusion, and community relations (together with governance concerns, ESG). Our management reporting processes include regular reports from our Chief Executive Officer, which are prepared with input from our senior management team, and also include input from our Internal Audit group and our Chief Portfolio Officer, who manages our company’s ESG efforts and remains in regular contact with senior ESG leaders across our portfolio of companies who provide feedback and disclosure on material issues. With our board’s oversight, we seek to collaborate across our portfolio of companies to drive best practices through regular ESG-focused internal meetings and discussions, including on topics such as ESG disclosure, diversity and inclusion, cybersecurity, and sustainability.
Environmental, Social and Corporate Governance Initiatives
Our company and our subsidiaries strive to create diverse, inclusive and supportive workplaces, with opportunities for employees to grow and develop in their careers, supported by competitive compensation, benefits and health and wellness programs, and by programs that build connections between employees.
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At Liberty Media, our initiatives have focused on several ESG pillars, including community engagement, diversity, equity and inclusion, health and wellness and environmental stewardship. Our Liberty Gives Foundation, along with employee-gift matching, encourages and promotes charitable giving, and we provide our employees with paid time-off for volunteer work. In partnership with Colorado State University, in 2021 Liberty Media is supporting an academic student consulting project designed to strengthen students’ understanding of corporate environmental strategies. As we place a greater emphasis on diversity, equity and inclusion, we have added additional resources for our employees, such as fertility treatment benefits and gender-neutral paid parental leave. During the COVID-19 pandemic, we increased our mental health benefits offered to employees to include telehealth visits and virtual mental-health counseling. We recently completed our first full measurement of our company’s scope 1 and 2 greenhouse gas emissions, and have and implemented reductions in single use items and more sustainable and energy efficient systems in our on-site facilities.
Our wholly-owned subsidiaries have also adopted many initiatives to further promote their own ESG efforts. For example, as part of its focus on diversity and inclusion within its workforce, Braves Holdings has launched a program to provide space for employees to share perspectives, thoughts and insights and engage in thoughtful discussion with peers. Braves Holdings has also created fellowship programs to promote the hiring of diverse talent and accessibility within areas including baseball and baseball operations, data and analytics, scouting and executive leadership. Through its efforts to develop diversity within motorsport, Formula 1 seeks to find untapped, often under-represented talent from diverse areas. Formula 1 has also committed to a strong internship program and apprenticeship opportunities and will be seeking to provide scholarships to talented engineering students from diverse backgrounds. Also of great importance to our company and our wholly own subsidiaries is our commitment to environmental stewardship. Most notably, Formula 1 has undertaken a series of initiatives aimed at achieving carbon neutrality by 2030, eliminating waste at its events, and developing the world’s first 100% advanced sustainable fueled power units. In 2020, Formula 1 was awarded a three-star accreditation from the Fédération Internationale de l’Automobile, the governing body and regulator of world motorsport, for its sustainability efforts, the highest level of achievement possible.
In response to the COVID-19 pandemic, we and our subsidiaries implemented work place health and safety changes that we consider to be in the best interest of our employees, as well as the communities in which we operate, and which comply with government regulations. During the COVID-19 pandemic, many of our employees have been working from home, and we have implemented additional safety measures for employees continuing critical on-site work. Through these measures, as well as the additional mental health benefits offered to our employees, we believe we have been able to preserve our business continuity without sacrificing our commitment to keeping our employees safe during the COVID-19 pandemic. We have also worked closely with our portfolio of companies to collaborate and share best practices as we seek to respond to the pandemic and the risks it poses to our employees and workforce.
Committees of the Board of Directors
Executive Committee
Our board of directors has established an executive committee, whose members are John C. Malone, Gregory B. Maffei and Robert R. Bennett. Except as specifically prohibited by the General Corporation Law of the State of Delaware, the executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.
Compensation Committee
Our board of directors has established a compensation committee, whose chairman is M. Ian G. Gilchrist and whose other members are David E. Rapley and Andrea L. Wong. See “—Director Independence” above.
The compensation committee reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers. The compensation committee also reviews and approves the compensation of our Chief Executive Officer, Chief Legal Officer, Chief Administrative Officer, Chief Portfolio Officer, Chief Accounting Officer, Principal Financial Officer and Chief Corporate Development Officer, and oversees the compensation of the chief executive officers of our non-public operating subsidiaries. For a description of our processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”
Our board of directors has adopted a written charter for the compensation committee, which is available on our website at www.libertymedia.com.
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Compensation Committee Report
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” below. Based on such review and discussions, the compensation committee recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
M. Ian G. Gilchrist
David E. Rapley
Andrea L. Wong
Compensation Committee Interlocks and Insider Participation
No member of our compensation committee during 2020 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
Nominating and Corporate Governance Committee
Our board of directors has established a nominating and corporate governance committee, whose chairman is David E. Rapley and whose other members are M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong. See “—Director Independence” above.
The nominating and corporate governance committee identifies individuals qualified to become board members consistent with criteria established or approved by our board of directors from time to time, identifies director nominees for upcoming annual meetings, develops corporate governance guidelines applicable to our company and oversees the evaluation of our board and management.
Board Criteria. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop the company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
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independence from management;

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his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics;

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judgment, skill, integrity and reputation;

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existing commitments to other businesses as a director, executive or owner;

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personal conflicts of interest, if any; and

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the size and composition of the existing board of directors, including whether the potential director nominee would positively impact the composition of the board by bringing a new perspective or viewpoint to the board of directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
Director Candidate Identification Process. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “Stockholder Proposals” below, and contain the following information:
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•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

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the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

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a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

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a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;

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any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

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a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

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a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

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a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

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a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

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a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and its committees and the director’s formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. Given our company’s ownership interests in other public companies, our company and our board values the positions our directors and members of management hold on the boards of these entities, as they provide our company with unique
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insight and input into those businesses and their operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our board as a whole.
The members of our nominating and corporate governance committee have determined that Messrs. Deevy and Maffei and Ms. Wong, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire board of directors.
Our board of directors has adopted a written charter for the nominating and corporate governance committee. Our board of directors has also adopted corporate governance guidelines, which were developed by the nominating and corporate governance committee. The charter and the corporate governance guidelines are available on our website at www.libertymedia.com.
Audit Committee
Our board of directors has established an audit committee, whose chairman is Brian M. Deevy and whose other members are Derek Chang and Larry E. Romrell. Prior to April 2021, M. Ian G. Gilchrist also served as a member of the audit committee. See “—Director Independence” above.
Our board of directors has determined that Mr. Chang is an “audit committee financial expert” under applicable SEC rules and regulations. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
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appointing or replacing our independent auditors;

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reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

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reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

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reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

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reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

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confirming compliance with applicable SEC and stock exchange rules; and

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preparing a report for our annual proxy statement.

Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.libertymedia.com.
Audit Committee Report
Each member of the audit committee is an independent director as determined by our board of directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our board of directors has determined that Mr. Chang is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the
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applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 (the 2020 Form 10-K), which was filed on February 26, 2021 with the SEC.
Submitted by the Members of the Audit Committee
Brian M. Deevy (June 2015–Present)
Derek Chang (April 2021–Present)
M. Ian G. Gilchrist (2013–March 2021)
Larry E. Romrell (2013–Present)
Other
Our board of directors, by resolution, may from time to time establish other committees of our board of directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board of directors, subject to applicable law.
Board Meetings
During 2020, there were ten meetings of our full board of directors, two of our executive committee, five meetings of our compensation committee, one meeting of our nominating and corporate governance committee and six meetings of our audit committee.
Director Attendance at Annual Meetings
Our board of directors encourages all members of the board to attend each annual meeting of our stockholders. Seven of the nine directors then serving attended our 2020 annual meeting of stockholders.
Stockholder Communication with Directors
Our stockholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Liberty Media Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our board with insight on stockholder concerns.
Executive Sessions
In 2020, the independent directors of our company, then serving, met at three executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Media Corporation, c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Robert R. Bennett, Derek Chang, Brian M. Deevy, M. Ian G. Gilchrist, David E. Rapley, Larry E. Romrell and Andrea L. Wong.
Hedging Disclosure
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
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EXECUTIVE COMPENSATION
This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
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John C. Malone, our Chairman of the Board;

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Gregory B. Maffei, our President and Chief Executive Officer;

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Brian J. Wendling, our Chief Accounting Officer and Principal Financial Officer;

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Albert E. Rosenthaler, our Chief Corporate Development Officer; and

•
Renee L. Wilm, our Chief Legal Officer and Chief Administrative Officer.

Compensation Discussion and Analysis
Compensation Overview
Our compensation committee of our board of directors has responsibility for establishing, implementing and regularly monitoring adherence to our compensation philosophy. That philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value. To that end, the compensation packages provided to the named executive officers (other than Mr. Malone) include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant.
Our compensation committee seeks to approve a compensation package for each named executive officer that is commensurate with the responsibilities and proven or expected performance of that executive and that is competitive relative to the compensation packages paid to similarly situated executives in other companies. Our compensation committee believes that our compensation packages should assist our company in attracting and retaining key executives critical to our long-term success.
At our 2018 annual stockholder meeting, stockholders representing a majority of the aggregate voting power of Liberty Media present and entitled to vote on our say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation disclosed in our proxy statement for the 2018 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. At our 2018 annual stockholder meeting, stockholders elected to hold a say-on-pay vote every three years and our board of directors adopted this as the frequency at which future say-on-pay votes would be held. At our 2021 annual stockholder meeting, we are submitting for stockholder consideration a proposal to approve, on an advisory basis, our executive compensation. See “Proposals of Our Board—Proposal 3—The Say-On-Pay Proposal.”
Services Agreements
In connection with prior spin-off or split-off transactions involving our company or Qurate Retail, we entered into transitional services arrangements with each of Qurate Retail, Liberty Broadband, Liberty TripAdvisor, and GCI Liberty (each a Service Company, or, collectively the Service Companies). Pursuant to these arrangements, our employees provide or provided services to the Service Companies and our company is reimbursed for the time spent serving these Service Companies. During the year ended December 31, 2020, the weighted average percentage of each such named executive officer’s time that was allocated to our company was: Mr. Malone—75%; Mr. Wendling—79%; Mr. Rosenthaler—81%; and Ms. Wilm—86%.
Qurate Retail
We assumed a services agreement with Qurate Retail in connection with the spin-off of our company from our predecessor parent company, which was amended in December 2019 (the Qurate Retail Services Agreement) in connection with our compensation committee approving Mr. Maffei’s current five-year employment agreement (the 2019 Maffei Employment Agreement). We similarly also entered into amendments to the services agreements with the other Service Companies (as discussed further below). Under the amended services agreements, including the Qurate Retail Services Agreement, each Service Company establishes, and pays or grants directly to Mr. Maffei, its allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his upfront awards, and reimburses us for its allocable portion of the other components of Mr. Maffei’s compensation, which amounts are therefore not reflected in the “Summary Compensation Table” below. Liberty Media’s allocated
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portion of Mr. Maffei’s annual compensation for 2020 was 44% and Qurate Retail’s allocated portion of Mr. Maffei’s compensation was 19%. For a description of the terms of the 2019 Maffei Employment Agreement, please see “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” In addition, pursuant to the Qurate Retail Services Agreement, in 2020, Qurate Retail reimbursed us $8.8 million for the portion of the base salary and certain other compensation we paid to our other employees that was allocable to Qurate Retail for estimated time spent by each such employee related to that company and for certain administrative and management services. The 2020 performance-based bonuses earned by the named executive officers for services provided to our company were paid directly by our company and the performance-based bonuses earned by the named executive officers for services provided to Qurate Retail were paid directly by Qurate Retail. During 2020, the estimate of the allocable percentages of time spent performing services for Qurate Retail, on the one hand, and our company, on the other hand, were reviewed quarterly by our audit committee for appropriateness. The salaries, performance-based bonuses and certain perquisite information included in the “Summary Compensation Table” below reflect the portion of the compensation paid by and allocable to Liberty Media and do not reflect the portion of the compensation allocable to Qurate Retail and for which Qurate Retail reimbursed Liberty Media under the Qurate Retail Services Agreement.
Other Services Agreements
In connection with each of the August 2014 spin-off of Liberty TripAdvisor from Qurate Retail, our November 2014 spin-off of Liberty Broadband and the March 2018 acquisition and subsequent separation of GCI Liberty from Qurate Retail, we entered into a services agreement with Liberty TripAdvisor, Liberty Broadband and GCI Liberty, respectively, pursuant to which we provide or provided each of them certain administrative and management services, and each of them pays or paid us a monthly management fee, the amount of which is subject to a quarterly review. For the year ended December 31, 2020, Liberty TripAdvisor, Liberty Broadband and GCI Liberty accrued aggregate management fees of $3.5 million, $4.9 million and $7.4 million, respectively, payable to our company under the relevant services agreement.
In December 2019, each of the Service Companies’ services agreements were amended in connection with the 2019 Maffei Employment Agreement. Under the amended services agreements, our company is responsible for paying or providing annual base salary, perquisites and other employee benefits, severance benefits and certain reimbursements directly to Mr. Maffei, and a portion of these expenses are allocated to, and reimbursed by Liberty TripAdvisor, Liberty Broadband and, with respect to 2020, GCI Liberty. Liberty TripAdvisor’s, Liberty Broadband’s and GCI Liberty’s allocable portions of Mr. Maffei’s 2020 compensation were 5%, 18% and 14%, respectively. Under the amended services agreements, each of Liberty TripAdvisor and Liberty Broadband establishes, and pays or grants directly to Mr. Maffei, that company’s allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his upfront awards, and reimburses Liberty Media for its allocable portion of the other components of Mr. Maffei’s compensation, which amounts are therefore not reflected in the “Summary Compensation Table” below, as described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei.”
In December 2020, Liberty Broadband completed its acquisition of GCI Liberty in a stock-for-stock merger (the combination). The amended services agreement between GCI Liberty and Liberty Media was terminated, and GCI Liberty paid a termination fee of approximately $5.6 million to Liberty Media when the combination was completed pursuant to the terms of the amended services agreement. Prior to the termination of its amended services agreement with Liberty Media, GCI Liberty paid directly to Mr. Maffei its allocable portion of his annual performance-based cash bonus and granted directly to Mr. Maffei its allocable portion of his annual equity-based awards and his upfront awards, both of which were assumed by Liberty Broadband and converted into Liberty Broadband awards when the combination was completed. In addition, prior to its termination, the amended services agreement provided for reimbursement payments by GCI Liberty to Liberty Media for GCI Liberty’s allocable portion of the other components of Mr. Maffei’s 2020 compensation.
Setting Executive Compensation
In making its compensation decision for each named executive officer (other than Mr. Malone), our compensation committee considers the following:
•
each element of the named executive officer’s compensation, including salary, performance-based bonus, equity compensation, perquisites and other personal benefits, and weights equity compensation most heavily;

•
the financial performance of our company compared to internal forecasts and budgets;

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•
the scope of the named executive officer’s responsibilities;

•
the competitive nature of the compensation packages offered based on general industry knowledge of the media, telecommunications and entertainment industries and periodic use of survey information provided by Mercer (US) Inc. (Mercer); and

•
the performance of the group reporting to the named executive officer.

In addition, when setting compensation, our compensation committee considers the recommendations obtained from Mr. Maffei as to all elements of the compensation packages of Messrs. Wendling and Rosenthaler and Ms. Wilm. To make these recommendations, Mr. Maffei evaluates the performance and contributions of each such named executive officer. He also considers whether the pay packages afforded to such named executive officers are competitive and are aligned internally. He also evaluates the named executive officer’s performance against individual, department and corporate goals.
In December 2019, our compensation committee approved the 2019 Maffei Employment Agreement, which established his compensation for the term of the agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei” below. Prior to entering into the 2019 Maffei Employment Agreement, our compensation committee reviewed information from Mercer with respect to chief executive officer compensation packages at the companies described above (media, telecommunications, e-commerce and entertainment companies) and discussed with Mercer alternative equity award structures.
Mr. Malone’s compensation is governed by the terms of his employment agreement with our company. See “— Executive Compensation Arrangements—John C. Malone.”
Elements of 2020 Executive Compensation
For 2020, the principal components of compensation for the named executive officers (other than Mr. Malone) were:
•
base salary;

•
a one-time award of time-based restricted stock units granted to Mr. Maffei in connection with his offer to restructure his 2020 compensation and reduce his 2020 base salary in response to potential liquidity concerns at Liberty Media and the Service Companies resulting from the onset of the pandemic;

•
a performance-based bonus, payable in cash;

•
time-vested stock options and performance-based restricted stock units;

•
perquisites and other limited personal benefits;

•
in the case of Ms. Wilm, relocation expenses; and

•
deferred compensation arrangements.

Base Salary
Our compensation committee believes base salary should be a relatively smaller portion of each named executive officer’s overall compensation package, allowing for a greater portion to be performance based, thereby aligning the interests of our executives more closely with those of our stockholders. The base salaries of the named executive officers are reviewed on an annual basis (other than Messrs. Malone and Maffei, whose salaries are set by their employment agreements), as well as at the time of any change in responsibilities. Typically, after establishing a named executive officer’s base salary, salary increases are limited to cost-of-living adjustments, adjustments based on changes in the scope of the named executive officer’s responsibilities, and adjustments to align the named executive officer’s salary level with those of our other named executive officers. Similarly, in accordance with the terms of his employment agreement, Mr. Malone’s fixed cash compensation is limited.
After completion of the annual review in December 2019, the 2020 base salaries of Messrs. Wendling and Rosenthaler and Ms. Wilm were increased by 2%, reflecting a cost-of-living adjustment. For 2020, Mr. Maffei’s salary was increased to $3,000,000, as prescribed by the 2019 Maffei Employment Agreement; however, due to potential liquidity concerns at Liberty Media and the Service Companies resulting from the onset of the pandemic, Mr. Maffei offered to waive and restructure a portion of his 2020 calendar year base salary. For the period from April 4, 2020 through December 31, 2020, Mr. Maffei waived the right to receive his base salary (except for amounts sufficient to cover health insurance, flexible spending contributions and certain taxes) and received grants of RSUs (as defined below) on April 14, 2020, from our company and each Service Company with an aggregate grant date value equal to one-half of the base salary waived by Mr. Maffei. Such RSUs (as defined below) were allocated among us and each Service Company in accordance with the 2019 Maffei Employment Agreement and vested on December 10, 2020. The other half of Mr. Maffei’s base salary for the referenced period was forfeited pursuant to his waiver. Mr. Malone received no increase under the terms of his employment agreement.
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EXECUTIVE COMPENSATION
2020 Performance-based Bonuses
Overview.   For 2020, our compensation committee adopted an annual, performance-based bonus program for each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm. The 2020 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company (the Corporate Performance Bonus).
Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target bonus opportunity under the performance-based bonus program equal to $17 million in the aggregate for our company and each of the Service Companies. That bonus amount was split among, and payable directly by, our company and each of the Service Companies, with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee. In 2020, the portion of Mr. Maffei’s aggregate target bonus amount allocated to our company was 44% or $7,480,000. The portions of Mr. Maffei’s aggregate target bonus amount allocated to each of Qurate Retail, GCI Liberty, Liberty Broadband and Liberty TripAdvisor were 19% (or $3,230,000), 14% (or $2,380,000), 18% (or $3,060,000) and 5% (or $850,000), respectively.
Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm were assigned by our compensation committee a maximum bonus opportunity under the performance-based bonus program for each of Liberty Media and Qurate Retail. The maximum bonuses for the Liberty Media program were $14,960,000, $699,120, $1,557,365 and $1,303,073 for Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm, respectively (the LMC Maximum Performance Bonus). The bonus maximums were established by the compensation committee in March 2020 and were determined to be up to 200% of Mr. Maffei’s target annual bonus allocated to our company under the 2019 Maffei Employment Agreement, up to 170% of base pay for Mr. Wendling, up to 200% of base pay for Mr. Rosenthaler and up to 150% of base pay for Ms. Wilm. Qurate Retail also established maximum performance-based bonuses of $6,460,000, $164,330, $337,973 and $226,927 for each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm, respectively. Each of GCI Liberty, Liberty Broadband and Liberty TripAdvisor also established maximum performance-based bonuses for Mr. Maffei of $4,760,000, $6,120,000 and $1,700,000, respectively.
Each participant was entitled to receive from our company an amount (the LMC Maximum Individual Bonus) equal to 60% of the LMC Maximum Performance Bonus for that participant. The LMC Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. Under Qurate Retail’s corollary program (and, for Mr. Maffei, the corollary programs of the other Service Companies), each participant was entitled to receive from Qurate Retail a maximum individual bonus equal to 60% of his or her Qurate Retail maximum performance bonus subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of Qurate Retail (and, for Mr. Maffei, on behalf of each other Service Company). Under the corollary programs of each of Liberty Broadband, GCI Liberty and Liberty TripAdvisor, Mr. Maffei was entitled to receive from the applicable Service Company a maximum individual bonus equal to 100% of his maximum performance bonus established by the applicable Service Company, subject to reduction based on a determination of Mr. Maffei’s achievement of qualitative criteria established with respect to the services to be performed by him on behalf of that Service Company. Our compensation committee believes this construct was appropriate in light of the Qurate Retail Services Agreement, the services agreements with the other Service Companies and the fact that each participant splits his or her professional time and duties.
Each participant was entitled to receive from our company an amount (the LMC Maximum Corporate Bonus) equal to 40% of his or her LMC Maximum Performance Bonus, subject to reduction based on a determination of the corporate performance of our company. Qurate Retail has a corollary program pursuant to which each participant was entitled to receive from Qurate Retail a bonus that is 40% of the Qurate Retail maximum bonus, which was subject to reduction based on a determination of the corporate performance of Qurate Retail.
In December 2020, our compensation committee, the Qurate Retail compensation committee and, with respect to Mr. Maffei, the compensation committees of the other Service Companies, reviewed contemporaneously our respective named executive officers’ individual performance and, with respect to our company and Qurate Retail, corporate performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.
Individual Performance Bonus.   Our compensation committee reviewed the individual performance of each participant to determine the reductions that would apply to each participant’s LMC Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single
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performance measure. This determination was based on reports to our board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. In evaluating the performance of each of the participants for determining the reduction that would apply to each named executive officer’s LMC Maximum Individual Bonus, the following performance objectives related to our company which had been assigned to each participant for 2020 were considered:
Individual	Performance Objectives
Gregory B. Maffei
•
Provide leadership to management team to drive strategies, further enhance brand and increase shareholder value

•
Support F1 management and SiriusXM management in strategic initiatives

•
Pursue synergistic acquisitions

•
Assist F1 and SiriusXM with succession plans and hiring of key executives

•
Pursue optimal capital structure for our company and subsidiaries, including development of additional capital funding strategies

•
Assist with strategy and succession planning at our company and subsidiaries; support development of our company’s management team

•
Oversee extension of Braves stadium development

•
Develop ESG program for our company

Brian J. Wendling
•
Ensure timely and accurate internal and external financial reports

•
Continued development and training of accounting, reporting and internal audit staff

•
Assist other executives in accounting and financial related due diligence on potential acquisition targets and strategic investments

•
Assist treasury and management on evaluation of capital structures and capital allocation

•
Assist with financial, accounting and compliance matters at our subsidiaries

Albert E. Rosenthaler
•
Lead corporate development efforts, including efforts at F1, SiriusXM and our company

•
Identify possible acquisition targets; provide analysis and evaluation of potential transactions

•
Assist with creation and promotion of a special purpose acquisition company

•
Oversee, train and develop internal tax staff

•
Increase staffing as needed and oversee personal and departmental growth of corporate development team

Renee L. Wilm
•
Oversee enhanced risk management and compliance efforts

•
Oversee executive recruiting and talent development at our company and assist with succession planning at F1 and SiriusXM

•
Support corporate development in the evaluation of acquisition targets and strategic investments

•
Assist with creation and promotion of a special purpose acquisition company

•
Support subsidiary legal departments with regard to litigation, corporate and compliance matters

•
Support treasury and management in evaluation of capital structures and capital allocation, including liquidity concerns resulting from the coronavirus pandemic

•
Support development of ESG initiative

•
Oversee restructuring of coordinated government affairs program

Our compensation committee then considered the time allocated and services provided by each named executive officer to (i) our company, or (ii) the applicable Service Company. See “—Services Agreements” above.
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EXECUTIVE COMPENSATION
Following a review of the above, our compensation committee determined to pay each participant the following portion of his or her LMC Maximum Individual Bonus:
Name	LMC Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$8,976,000	87.5%	$7,854,000
Brian J. Wendling	$409,275	81.25%	$332,536
Albert E. Rosenthaler	$921,134	81.25%	$748,421
Renee L. Wilm	$789,480	87.5%	$690,795
Corporate Performance Bonus.   Our compensation committee then made a determination as to the portion, if any, that would be payable to each participant for his or her LMC Maximum Corporate Bonus. In making this determination, our compensation committee first reviewed forecasts of 2020 Adjusted OIBDA (defined as revenue less cost of sales, operating expense and selling, general and administrative expense (excluding stock compensation)), revenue and free cash flow (financial measures) for SiriusXM, Braves Holdings, LLC (Braves Holdings) and Formula 1, and a proportionate share of Live Nation, all of which forecasts were prepared in December 2020. In order to receive any portion of the corporate performance bonus associated with financial measures, we would need to recognize a minimum of $14.3 billion, $3.3 billion and $2.3 billion in revenue, Adjusted OIBDA and free cash flow, respectively. Due to the financial impact of the coronavirus pandemic, resulting in the cancellation of Formula 1 races, cancellation of certain Braves baseball games and limited in person attendance at other games, and cancellation of Live Nation events, none of the financial measures approved by our compensation committee in March 2020, prior to the onset of the coronavirus pandemic, were achieved. However, when approving the performance-based bonus program in March 2020, our compensation committee reserved the right to adjust corporate performance criteria to reflect the impact of extraordinary economic events and financial market volatility, including the impact of COVID-19.
In December 2020, our compensation committee determined to assess corporate performance based on achievements other than pre-COVID financial measures that were deemed to be reflective of the intended incentive effect of the performance-based bonus program and recognized the strong performance of the management team navigating the challenges presented throughout 2020. These achievements included the following events:
•
Reattribution of assets between Formula One Group and Liberty SiriusXM Group, consolidating music assets in the same tracking stock and creating significant liquidity at Formula One Group

•
Completion of a rights offering within the Liberty SiriusXM Group

•
Strategic assistance to Formula 1, Braves Holdings, Live Nation and SiriusXM in the areas of treasury and tax support

•
Launch of a Liberty Media-sponsored Special Purpose Acquisition Company (SPAC) with strong investor response

In addition, for Messrs. Wendling and Rosenthaler and Ms. Wilm, our compensation committee also considered corporate achievements involving GCI Liberty, Liberty Broadband and Liberty TripAdvisor (including the successful completion of the merger between GCI Liberty and Liberty Broadband and the March 2020 preferred stock investment in Liberty TripAdvisor) since a portion of the corporate performance bonus paid by us was charged to the Service Companies through their respective amended service agreements with us.
After review of corporate performance outside of financial measures, our compensation committee determined to pay each participant 65% of his or her LMC Maximum Corporate Bonus, as follows:
Name	LMC Maximum Corporate Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$5,984,000	65%	$3,889,600
Brian J. Wendling	$289,845	65%	$188,399
Albert E. Rosenthaler	$636,230	65%	$413,550
Renee L. Wilm	$513,593	65%	$333,836
Aggregate Results.   The following table presents information concerning the aggregate 2020 performance-based bonus amounts payable to each named executive officer by our company (other than Mr. Malone), after giving effect to the determinations described above.
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Name	Individual Performance Bonus	Corporate Performance Bonus	Total Bonus
Gregory B. Maffei	$7,854,000	$3,889,600	$11,743,600
Brian J. Wendling	$332,536	$188,399	$520,935
Albert E. Rosenthaler	$748,421	$413,550	$1,161,971
Renee L. Wilm	$690,795	$333,836	$1,024,631
Our compensation committee then noted that, when combined with the total 2020 performance-based bonus amounts paid by Qurate Retail (and, with respect to Mr. Maffei, the other Service Companies) to the overlapping named executive officers, Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm received $27,917,713, $664,867, $1,459,432 and $1,235,493, respectively. For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
Equity Incentive Compensation
The Liberty Media Corporation 2017 Omnibus Incentive Plan, as amended, (the 2017 incentive plan) provides, and prior to its expiration, the Liberty Media Corporation 2013 Incentive Plan (Amended and Restated as of March 31, 2015), as amended (the 2013 incentive plan) provided, for the grant of a variety of incentive awards, including stock options, restricted shares, restricted stock units (RSUs), stock appreciation rights and performance awards. Our compensation committee has a preference for grants of stock-based incentive awards (RSUs, restricted stock and options) as compared with cash incentive awards based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date. In the past, except for the 2014 stock option grants from Liberty Broadband and Liberty TripAdvisor to Mr. Maffei, our company has not allocated any portion of the costs of the named executive officers’ equity awards to Liberty Broadband, Liberty TripAdvisor or GCI Liberty. After the closing of the transactions that resulted in Qurate Retail acquiring a controlling equity interest in GCI Liberty that was subsequently split-off, our compensation committee reviewed this practice and determined that it would be appropriate to request each of these entities to grant a portion of the equity awards granted to our named executive officers. Our compensation committee determined to allocate to each of Qurate Retail, Liberty Broadband, Liberty TripAdvisor and GCI Liberty a proportionate share of the aggregate equity grant value given to each named executive officer based 50% on relative market capitalization and 50% on relative time spent by our company’s employees working for such issuer. With respect to awards made to Mr. Maffei in 2020, the 2019 Maffei Employment Agreement provides that Mr. Maffei’s aggregate annual equity award value will be granted across all the companies by our compensation committee and the compensation committees of Qurate Retail, Liberty TripAdvisor, Liberty Broadband and GCI Liberty based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Maffei Annual Equity Awards.   The 2019 Maffei Employment Agreement provides Mr. Maffei with the opportunity to earn annual equity awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
When structuring the 2019 Maffei Employment Agreement, our compensation committee considered a number of factors including the amount and structure of CEO compensation packages provided by companies in our industry, companies of comparable size and complexity, and companies that may compete with our company for executive talent. The compensation committee also considered the strategic direction and goals of our company and considered how best to incent achievement of those objectives. To further align Mr. Maffei’s interests with those of the other stockholders, the compensation committee structured his annual equity award grants as either option awards or performance-based restricted stock units with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with the company’s stockholders and flexibility to the compensation committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from our company and the Service Companies in 2020 a combined target value equity award of $17.5 million comprised of time-vested stock options, performance-based restricted stock units or a combination of award types, at Mr. Maffei’s election.
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EXECUTIVE COMPENSATION
In 2020, our compensation committee granted time-vested stock options to Mr. Maffei in satisfaction of our obligations under the 2019 Maffei Employment Agreement for 44.0% of Mr. Maffei’s aggregate annual equity award value for 2020, or $7,700,000. Our compensation committee believes that time-vested stock options are consistent with its philosophy of aligning the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value. In accordance with the agreed upon allocation, $2,800,000 was granted in FWONK awards, $4,025,000 was granted in LSXMK awards, and $875,000 was granted in BATRK awards.
As a result, our compensation committee granted to Mr. Maffei 387,603 LSXMK time-vested options (the 2020 Maffei LSXMK options), 246,310 FWONK time-vested options (the 2020 Maffei FWONK options), and 136,528 BATRK time-vested options (the 2020 Maffei BATRK options, and collectively with the 2020 Maffei LSXMK options and the 2020 Maffei FWONK options, the 2020 Maffei Annual Options). The 2020 Maffei LSXMK options, 2020 Maffei FWONK options and 2020 Maffei BATRK options had a grant date of March 11, 2020, a term of seven years, and a base price of $39.87, $28.61 and $20.07, respectively, which was the closing price of LSXMK, FWONK and BATRK on the grant date. In addition, the stock options vested in full on December 31, 2020, and were subject to other applicable terms and conditions for option grants as set forth in the 2019 Maffei Employment Agreement.
For more information regarding the equity awards, see the “Grants of Plan-Based Awards” table below; “—Executive Compensation—Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” in Qurate Retail’s Definitive Proxy Statement on Schedule 14A with respect to its 2021 annual meeting of stockholders; “—Executive Compensation—Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” in Liberty TripAdvisor’s Definitive Proxy Statement on Schedule 14A with respect to its 2021 annual meeting of stockholders; and “—Executive Compensation—Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” in Liberty Broadband’s Definitive Proxy Statement on Schedule 14A with respect to its 2021 annual meeting of stockholders.
Other 2020 Awards
Multiyear Stock Options.   Consistent with its previous practices, our compensation committee has made larger stock option grants (equaling approximately three to five years’ value of the named executive officer’s annual grants) that vest between two and five years after grant, rather than making annual grants over the same period. These multiyear grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders. In line with this philosophy, in connection with entering into, and pursuant to the terms of, the 2019 Maffei Employment Agreement, Mr. Maffei was entitled to an upfront equity award to be granted in two tranches in December 2019 and December 2020 (the Maffei Term Equity). Forty-four percent of the 2019 tranche of the Maffei Term Equity, or $19.8 million, was allocated to our company and 41% of the 2020 tranche of the Maffei Term Equity, or $18.45 million, was allocated to our company following a reallocation in December 2020. In December 2019, Mr. Maffei received a grant of options representing the 2019 tranche of his Maffei Term Equity (the 2019 Maffei Term Options), which vest on December 31, 2023, and in December 2020, Mr. Maffei received a grant of options representing the 2020 tranche of his Maffei Term Equity (the 2020 Maffei Term Options), which 2020 tranche included options to purchase 665,140 shares of LSXMK, 352,224 shares of BATRK and 544,508 shares of FWONK, which vest on December 31, 2024. The Maffei Term Equity is intended to encourage Mr. Maffei to remain with the company over the long-term and expected to more fully align Mr. Maffei’s interests with those of the other stockholders. See “—Executive Compensation Arrangements—Gregory B. Maffei” below. In December 2020, our compensation committee granted to Messrs. Wendling and Rosenthaler and Ms. Wilm the following multiyear stock option awards that equal the value of Messrs. Wendling’s and Rosenthaler’s annual grants that are expected to be granted to each for the period from January 1, 2021 through December 31, 2023, and in the case of Ms. Wilm, a top-up in value over grants already made for the period from January 1, 2021 through December 31, 2023 to reflect the increased responsibilities associated with her new role as Chief Administrative Officer: Mr. Wendling—34,366 options to purchase LSXMK shares, 13,649 options to purchase BATRK shares and 28,960 options to purchase FWONK shares (the Wendling 2020 Multiyear Options); Mr. Rosenthaler—62,080 options to purchase LSXMK shares, 24,656 options to purchase BATRK shares and 52,316 options to purchase FWONK shares (the Rosenthaler 2020 Multiyear Options); and Ms. Wilm—16,717 options to purchase LSXMK shares, 6,639 options to purchase BATRK shares and 14,088 options to purchase FWONK shares (the Wilm 2020 Multiyear Options, and together with the Rosenthaler 2020 Multiyear Options and the Wendling 2020 Multiyear Options, the 2020 NEO Multiyear Options). The 2020 NEO Multiyear Options vest in equal installments on each of December 10, 2022 and 2023 and expire on the seventh
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anniversary of the grant date. See the “Grants of Plan-Based Awards” and the “Outstanding Equity Awards at Fiscal Year-End” tables below for more information about the 2020 NEO Multiyear Options. Mr. Malone does not participate in the equity award program and as a result did not receive a multiyear stock option award.
Annual Performance Awards.   Consistent with our practice since December 2014 of granting a combination of multiyear stock options and annual performance awards to senior officers, our compensation committee granted annual performance RSUs to Messrs. Wendling and Rosenthaler and Ms. Wilm in March 2020. Our compensation committee granted to Messrs. Wendling and Rosenthaler and Ms. Wilm, 3,057, 6,294 and 5,057 LSXMK performance-based RSUs, respectively, 1,482, 3,051 and 2,451 BATRK performance-based RSUs, respectively, and 3,466, 7,135 and 5,733 FWONK performance-based RSUs, respectively, on March 11, 2020 (collectively, the 2020 Chief RSUs). The 2020 Chief RSUs would vest subject to the satisfaction of the performance objectives described below.
Our compensation committee reviewed the 2020 financial performance of our company along with the 2020 personal performance of Messrs. Wendling and Rosenthaler and Ms. Wilm and considered the recommendations from Mr. Maffei, who recommended that our committee vest 100% of the 2020 Chief RSUs based on his assessment of their individual performance against the goals established in connection with the performance cash bonus program and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting in full of the 2020 Chief RSUs previously granted to Messrs. Wendling and Rosenthaler and Ms. Wilm.
Messrs. Malone and Maffei did not participate in the annual performance RSU program.
2020 CEO Base Salary Restructuring Restricted Stock Unit Grant.   As described above, in April 2020, Mr. Maffei received a grant of 8,571 LSXMK, 3,057 BATRK and 6,959 FWONK restricted stock units (the 2020 CEO Salary Restructuring RSUs) as a result of Mr. Maffei’s offer to waive and restructure his unpaid 2020 calendar year base salary due to potential liquidity concerns at Liberty Media and the Service Companies resulting from the onset of the pandemic. The 2020 CEO Salary Restructuring RSUs vested on December 10, 2020.
Rights Offering Adjustment Awards.   In May 2020, we distributed to holders of shares of LSXMA, LSXMB and LSXMK 0.0939 of a subscription right to purchase one share of LSXMK for each share of LSXMA, LSXMB and LSXMK held on May 13, 2020 (the rights offering). In connection with the rights offering, holders of restricted stock units relating to shares of LSXMA and LSXMK received a grant of RSUs relating to LSXMK to compensate for the diminution in value associated with the common stock underlying these RSUs (the Adjustment RSUs). Holders of stock options to purchase shares of LSXMA and LSXMK received a grant of restricted shares of LSXMK to compensate for the diminution in value associated with the common stock underlying such options (the Adjustment Restricted Shares). As a result, Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm received 229, 96, 168 and 135 LSXMK RSUs, respectively, and 209,290, 3,358, 6,231 and 2,377 LSXMK restricted shares, respectively on June 8, 2020, shortly following the expiration of the rights offering. Each of the Adjustment RSUs and Adjustment Restricted Shares vested on June 17, 2020. Mr. Malone does not hold any company equity awards and so did not receive any Adjustment RSUs or Adjustment Restricted Shares. For more information regarding the equity awards, see the “Grants of Plan-Based Awards” table below.
Perquisites and Other Personal Benefits
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees, such as matching contributions to the Liberty Media 401(k) Savings Plan and the payment of life insurance premiums) consist of:
•
limited personal use of corporate aircraft;

•
in the case of Mr. Maffei, payment of legal expenses pertaining to his employment arrangement;

•
occasional, personal use of an apartment in New York City owned by a subsidiary of our company, which is primarily used for business purposes, and occasional, personal use of a company car and driver;

•
a deferred compensation plan;

•
in the case of Ms. Wilm, reimbursement of relocation expenses; and

•
in the case of Mr. Malone, an annual allowance of $1 million for personal expenses provided pursuant to the terms of his employment agreement (see “—Executive Compensation Arrangements—John C. Malone”).

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EXECUTIVE COMPENSATION
Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. Other than as contemplated by Mr. Malone’s employment agreement, we have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
Aircraft Usage.   On occasion, and with the approval of our Chairman or Chief Executive Officer, executives may have family members and other guests accompany them on our corporate aircraft when traveling on business. Under the terms of the employment arrangements with our Chairman and our Chief Executive Officer, our Chairman and our Chief Executive Officer and their guests may use the corporate aircraft for non-business purposes subject to specified limitations.
Pursuant to a February 5, 2013 letter agreement between us and Mr. Maffei, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2020, pursuant to November 11, 2015 and December 13, 2019 letter agreements between us and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed us for such usage through the first to occur of (i) the termination of his employment or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the company’s aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the Standard Industry Fare Level (SIFL) rates, for all personal use of our corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with our company for travel. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
The cost of Mr. Malone’s personal use of our corporate aircraft, calculated in accordance with SIFL, counts toward his $1 million personal expense allowance (described above).
For disclosure purposes, we determine the aggregate incremental cost to the company of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because the company’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to our aircraft time sharing agreements with Qurate Retail, Liberty TripAdvisor and Liberty Broadband, each of these companies pays us for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Malone or Mr. Maffei using our corporate aircraft that are allocable to such company. For Mr. Maffei, allocations made to Qurate Retail, Liberty TripAdvisor and Liberty Broadband include his corporate aircraft use relating to such company’s business matters and each Service Company’s allocable portion of the approved personal use of our aircraft. Pursuant to our aircraft time sharing agreements with Mr. Maffei, Mr. Maffei was responsible for reimbursing us for costs associated with his 50 additional hours per year of personal flight time and such costs include the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of our aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount we may deduct for a purely personal flight is limited to the amount included in the taxable
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income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
Liberty Media has a fractional ownership contract with NetJets, Inc. for business travel purposes. Given the coronavirus pandemic and the significant reduction in business travel, the minimum use of the NetJets contract would not be met and, therefore, the company’s named executive officers and directors were afforded the opportunity to use a portion of the NetJets contract for personal use, provided that each such named executive officer or director was responsible for reimbursing Liberty Media for costs associated therewith. Such use resulted in no incremental cost to the company and the executives did not incur any taxable income in connection therewith.
Deferred Compensation
To help accommodate the tax and estate planning objectives of the named executive officers, as well as other executives with the title of Assistant Vice President and above, our board of directors assumed the previously established Liberty Media Corporation 2006 Deferred Compensation Plan (as amended and restated). Under that plan, participants could elect to defer up to 50% of their base salary and up to 100% of their cash performance bonus that were allocable to our company. Compensation deferred under the plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For 2018, 2019 and 2020, the rate was 6.25%, 7.0% and 6.75%, respectively. Since September 2011, the named executive officers may not participate in the plan with respect to any portion of their cash performance bonuses paid by Qurate Retail or any other Service Company. For more information on this plan and the amendments that became effective January 1, 2016, see “—Executive Compensation Arrangements—2006 Deferred Compensation Plan” and the “—Nonqualified Deferred Compensation Plans” table below.
We provide Mr. Malone with certain deferred compensation arrangements that were entered into by our predecessors and assumed by us in connection with the various restructurings that we have undergone. Beginning in February 2009, Mr. Malone began receiving accelerated payments under those deferred compensation arrangements. For more information on these arrangements, see “—Executive Compensation Arrangements—John C. Malone” below.
Changes for 2021
The annual cash bonus program for our named executive officers for 2021 was approved by our company and each of the other Service Companies. The compensation committees of each of these companies established for each named executive officer target and maximum bonus opportunities, which will be based sixty percent on the officer’s individual performance goals and forty percent on corporate performance goals that relate to our company, Qurate Retail and the other Service Companies (including subsidiary financial metrics and corporate level achievements). Each of the Service Companies has agreed to pay directly to our other named executive officers (in addition to Mr. Maffei) the portion of the annual cash performance bonus that will be allocated to each such Service Company according to the same allocation schedule that applies to Mr. Maffei, pursuant to the 2019 Maffei Employment Agreement and the amended services agreements. Mr. Maffei’s compensation is allocated across Liberty Media and the other Service Companies based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed. Therefore, beginning in 2021, our company will pay directly to our other named executive officers (in addition to Mr. Maffei) only our company’s allocable portion of each named executive officer’s annual cash bonus.
Deductibility of Executive Compensation
In developing the 2020 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code was considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Although some performance-based awards will not result in a compensation deduction after 2017, we believe the transition rules in effect for binding contracts in effect on
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EXECUTIVE COMPENSATION
November 2, 2017 should continue to allow certain of these awards to maintain their exemption from the $1 million annual deduction limitation for so long as such awards are not materially modified. However, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
Recoupment Provisions
In those instances where we grant cash or equity-based incentive compensation, we include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Beginning in December 2020, we also began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to the company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach.
Stock Ownership Guidelines
Our board of directors adopted stock ownership guidelines in March 2016 that generally require our executive officers to own shares of our company’s stock equal to at least three times 50% of the total base salary paid by Liberty Media to such executive officer. Our company’s executive officers have a similar stock ownership requirement at Qurate Retail. Our executive officers generally have five years from the date of the policy, or five years from the date of their appointment to an executive officer role, to comply with these guidelines.
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Summary Compensation Table
Name and Principal Position (as of 12/31/20)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)(7)(8)	Total ($)
John C. Malone Chairman of the Board	2020	2,925	—	—	—	—	194,132	902,259(9)	1,099,316
	2019	2,925	—	—	—	—	205,494	1,240,689(9)	1,449,108
	2018	2,925	—	—	—	—	215,628	920,790(9)	1,139,343
Gregory B. Maffei President and Chief Executive Officer	2020	871,880	—	8,343,047	24,981,192	11,743,600	537,468	645,875(10)(11)(12)	47,123,062
	2019	1,167,798	2,200,000	3,564,833	27,800,742	8,434,116	380,320	497,261(10)(11)(12)	44,045,070
	2018	1,112,188	—	3,024,616	8,830,019	6,372,841	397,703	416,179(10)(11)	20,153,546
Brian J. Wendling(13) Chief Accounting Officer and Principal Financial Officer	2020	401,250	—	388,327	961,684	520,935	96,448	23,893	2,392,537
	2019	362,842	—	381,415	—	462,015	48,294	32,373(14)	1,286,939
	2018	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Albert E. Rosenthaler Chief Corporate Development Officer	2020	767,612	—	771,116	1,737,245	1,161,971	—	29,216	4,467,160
	2019	724,688	—	660,864	—	1,267,761	—	27,709	2,681,022
	2018	664,935	—	850,633	—	1,104,658	—	29,494(11)(15)	2,649,720
Renee L. Wilm(16) Chief Legal Officer	2020	877,200	—	514,863	467,809	1,024,631	—	110,480(17)	2,994,983
	2019	242,308	—	146,653	2,155,738	315,975	—	53,828(17)	2,914,502
	2018	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(1)
Represents only that portion of each named executive officer’s salary that was allocated to our company with respect to the years ended December 31, 2020, 2019 and 2018. For a description of the allocation of compensation between our company and Qurate Retail for 2019 and 2018 and between our company and each of the Service Companies for 2020, see “—Compensation Discussion and Analysis—Services Agreements.” Pursuant to the 2019 Maffei Employment Agreement, beginning January 1, 2020 the amount of Mr. Maffei’s base salary allocable to our company was $1,320,000. Due to the financial impact of the coronavirus pandemic, for the period from April 4, 2020 through December 31, 2020, Mr. Maffei offered to waive the right to receive his base salary except for amounts sufficient to cover health insurance, flexible spending contributions and certain taxes. In consideration for the portion of Mr. Maffei’s base salary that he offered to waive and restructure, we granted to Mr. Maffei the 2020 CEO Salary Restructuring RSUs, which had a grant date fair value of $511,080 and are detailed in the “Grants of Plan-Based Awards” table below. Mr. Maffei received an aggregate of $360,800 in cash salary during 2020. The grant date fair value of all of the 2020 CEO Salary Restructuring RSUs is reflected in the “Grants of Plan-Based Awards” table below.

(2)
Represents only that portion of Mr. Maffei’s cash commitment bonus allocated to our company under the amended services agreements in connection with the 2019 Maffei Employment Agreement. For a description of the allocation of Mr. Maffei’s compensation among the Service Companies, see “—Compensation Discussion and Analysis—Services Agreements.”

(3)
Reflects, as applicable, the grant date fair value of the RSUs (other than the 2020 CEO Salary Restructuring RSUs, the grant date fair value of which is reflected in the Salary column of this table in accordance with applicable SEC rules) and Adjustment Restricted Shares granted to our named executive officers during 2020 and the RSUs granted to our named executive officers during 2019 and 2018. The table reflects the grant date fair value of the 2020 Chief RSUs, the Adjustment RSUs, the Adjustment Restricted Shares, the performance-based RSUs granted to Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm in 2019, the time-based RSUs granted to Mr. Wendling in 2019 and the performance-based RSUs granted to Messrs. Maffei and Rosenthaler in 2018. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 14 to our consolidated financial statements for the year ended December 31, 2020 (which are included in our 2020 Form 10-K).

(4)
The grant date fair value of Mr. Maffei’s 2020, 2019 and 2018 stock option awards, including the 2020 Maffei Annual Options, the 2020 Maffei Term Options and the 2019 Maffei Term Options, the 2020 NEO Multiyear Options and Ms. Wilm’s 2019 multi-year stock option award have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 14 to our consolidated financial statements for the year ended December 31, 2020 (which are included in the 2020 Form 10-K).

(5)
Reflects the above-market earnings credited during 2020, 2019 and 2018 to the deferred compensation accounts of each applicable named executive officer. See “—Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—Deferred Compensation,” “—Executive Compensation Arrangements—John C. Malone,” and “—Nonqualified Deferred Compensation Plans” below.

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Executive Compensation
(6)
Included in this column are the following life insurance premiums paid on behalf of each of the named executive officers and allocated to our company under the 2019 Maffei Employment Agreement and the applicable amended services agreement:

	Amounts ($)
Name	2020	2019	2018
John C. Malone	4,635	4,635	4,635
Gregory B. Maffei	891	4,069	4,217
Brian J. Wendling	1,351	1,200	n/a
Albert E. Rosenthaler	6,094	5,869	3,579
Renee L. Wilm	1,471	414	n/a

(7)
We make available to our personnel, including our named executive officers, tickets to various sporting events with no aggregate incremental cost attributable to any single person.

(8)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and we contribute a matching contribution based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company receives reimbursements from Qurate Retail under the Qurate Retail Services Agreement for Qurate Retail’s allocable portion of the matching contribution for all of the named executive officers and from the other Service Companies under their respective services agreements for their respective allocable portion of the matching contributions for Mr. Maffei. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

Generally, participants acquire a vested right in our matching contributions as follows:
Years of Service	Vesting Percentage
Less than 1	0%
1 – 2	33%
2 – 3	66%
3 or more	100%
Included in this column, with respect to each named executive officer are the following matching contributions made by and allocated to our company to the Liberty Media 401(k) Savings Plan in 2020, 2019 and 2018:
	Amounts ($)
Name	2020	2019	2018
John C. Malone	21,375	21,000	20,625
Gregory B. Maffei	12,540	23,240	23,650
Brian J. Wendling	22,515	22,680	n/a
Albert E. Rosenthaler	23,085	21,840	20,075
Renee L. Wilm	24,510	—	n/a
With respect to these matching contributions, all of our named executive officers are fully vested other than Ms. Wilm who is 33% vested.
(9)
Includes the following amounts which were allocated to our company under the Qurate Retail Services Agreement:

	Amounts ($)
	2020	2019	2018
Reimbursement for personal legal, accounting and tax services	45,000	45,000	45,000
Compensation related to personal use of corporate aircraft(a)	158,628	550,242	204,974
Tax payments made on behalf of Mr. Malone	670,339	617,152	642,598

(a)
Calculated based on aggregate incremental cost of such usage to our company.

Also includes miscellaneous personal expenses, such as courier charges.
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(10)
Includes the following amounts which were allocated to our company under the 2019 Maffei Employment Agreement for 2020 and under the Qurate Retail Services Agreement for 2019 and 2018:

	Amounts ($)
	2020	2019	2018
Compensation related to personal use of corporate aircraft(a)	343,813	456,172	373,028

(a)
Calculated based on aggregate incremental cost of such usage to our company.

(11)
We own an apartment in New York City which is primarily used for business purposes. Messrs. Maffei and Rosenthaler occasionally used this apartment for personal reasons during the years indicated above. From time to time, we pay the cost of miscellaneous shipping and catering expenses for Mr. Maffei.

(12)
Includes legal expenses paid on behalf of Mr. Maffei when negotiating the 2019 Maffei Employment Agreement, including $287,240 in 2020.

(13)
Mr. Wendling was promoted to the Principal Financial Officer role at our company in July 2019, and the Chief Accounting Officer role at our company in January 2020, and was a named executive officer of our company for the first time in 2019. His compensation for 2018 has been omitted in reliance upon the SEC’s interpretive guidance.

(14)
Includes miscellaneous travel expenses and a gift, with 81% of such gift’s cost being allocable to us pursuant to the Qurate Retail Services Agreement.

(15)
Includes $5,000 in charitable contributions in 2018 made on behalf of Mr. Rosenthaler pursuant to our political action committee matching contribution program.

(16)
Ms. Wilm assumed the role of Chief Legal Officer of our company effective September 23, 2019, and the role of Chief Administrative Officer in January 2021.

(17)
Includes the following relocation expenses paid on behalf of Ms. Wilm:

Amounts ($)
2020	2019	2018
84,486	53,414	n/a
Executive Compensation Arrangements
John C. Malone
Mr. Malone’s employment agreement and his deferred compensation arrangements with our predecessor companies, as described below, have been assigned to our company. The term of Mr. Malone’s employment agreement is extended daily so that the remainder of the employment term is five years. The employment agreement was amended in June 1999 to provide for, among other things, an annual salary of $2,600 (which was increased to $3,900 in 2014), subject to increase with board approval. The employment agreement was amended in 2003 to provide for payment or reimbursement of personal expenses, including professional fees and other expenses incurred by Mr. Malone for estate, tax planning and other services, and for personal use of corporate aircraft and flight crew. The aggregate amount of such payments or reimbursements and the value of his personal use of corporate aircraft was originally limited to $500,000 per year but increased to $1 million effective January 1, 2007 by the Qurate Retail compensation committee. Although the “Summary Compensation Table” table above reflects the portion of the aggregate incremental cost of Mr. Malone’s personal use of our corporate aircraft attributable to our company, the value of his aircraft use for purposes of his employment agreement is determined in accordance with SIFL, which aggregated $36,106 for use of the aircraft by our company and Qurate Retail during the year ended December 31, 2020. Qurate Retail is allocated, and reimburses us for, portions of the other components of the payments/reimbursements to Mr. Malone described above.
In December 2008, the Qurate Retail compensation committee determined to modify Mr. Malone’s employment arrangements to permit Mr. Malone to begin receiving fixed monthly payments in 2009, in advance of a termination event, in satisfaction of its obligations to him under a 1993 deferred compensation arrangement, a 1982 deferred compensation arrangement and an installment severance plan, in each case, entered into with him by Qurate Retail’s predecessors (and which had been assumed by Qurate Retail). At the time of the amendment, the amounts owed to Mr. Malone under these arrangements aggregated approximately $2.4 million, $20 million and $39 million, respectively. As a result of these modifications, Mr. Malone receives 240 equal monthly installments, which commenced February 2009, of: (1) approximately $20,000 under the 1993 deferred compensation arrangement, (2) approximately $237,000 under the 1982 deferred compensation arrangement and (3) approximately $164,000 under the installment severance plan. Interest ceased to accrue under the installment severance plan once these payments began; however, interest continues to accrue on the 1993 deferred compensation arrangement at a rate of 8% per annum and on the 1982 deferred compensation arrangement at a rate of 13% per annum. In 2013, we assumed these payment obligations.
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Executive Compensation
Under the terms of Mr. Malone’s employment agreement, he is entitled to receive upon the termination of his employment at our election for any reason (other than for death or “cause”), a lump sum equal to his salary for a period of five full years following termination (calculated on the basis of $3,900 per annum, the lump sum severance payment). As described above, we assumed Mr. Malone’s employment agreement and all outstanding obligations thereunder, and Qurate Retail will reimburse us for its allocated portion of any such lump sum severance payments made thereunder.
For a description of the effect of any termination event or a change in control of our company on his employment agreement, see “—Potential Payments Upon Termination or Change in Control” below.
Gregory B. Maffei
December 2019 Employment Arrangement
On December 13, 2019, our compensation committee approved a compensation arrangement with Mr. Maffei. The arrangement covers the terms of Mr. Maffei’s employment during a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of $3 million (with no contracted increase) and a one-time cash commitment bonus of $5 million, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee), upfront equity awards and annual equity awards. Mr. Maffei’s compensation arrangement was memorialized in the 2019 Maffei Employment Agreement, dated as of December 13, 2019.
The arrangement provides that, in the event Mr. Maffei is terminated for cause (as defined in the 2019 Maffei Employment Agreement), he will be entitled to only his accrued base salary, any unpaid expense reimbursements and any amounts due under applicable law, and he will forfeit any unvested portion of his Upfront Awards (as defined below). If Mr. Maffei is terminated by Liberty Media without cause or if Mr. Maffei terminates his employment for good reason (as defined in the 2019 Maffei Employment Agreement), subject to the execution of releases by our company and Mr. Maffei in a form to be mutually agreed, he is entitled to (i) his accrued base salary, any accrued but unpaid bonus for the prior completed year, any unpaid expense reimbursements and any amounts due under applicable law (the Standard Entitlements), (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months, (iii) fully vested shares with an aggregate grant date fair value of $35 million consisting of shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor and Liberty Broadband, (iv) full vesting of his Upfront Awards and full vesting of the Annual Awards (as defined below) for the year in which the termination occurs (including the grant and full vesting of such Annual Awards if the termination occurs before they have been granted), (v) a lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor and Liberty Broadband, (vi) a lump sum cash payment equal to the greater of (x) $17 million and (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor and Liberty Broadband, and (vii) continued use for 12 months after such termination of certain services and perquisites provided by our company, including continued aircraft benefits consistent with those provided to him during the period of his employment (collectively referred to as the Severance Benefits). If Mr. Maffei terminates his employment without good reason (as defined in the 2019 Maffei Employment Agreement), he will be entitled to the Standard Entitlements, pro rata vesting of the Upfront Awards (based on the number of days that have elapsed during the four-year vesting period), pro rata vesting of his Annual Awards for the year of termination (based on the elapsed number of days in the calendar year of termination) and a pro rata portion of $17 million (based on the elapsed number of days in the calendar year of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of LSXMK, BATRK and FWONK and/or the common stock of other Service Companies. Any Annual Performance RSUs for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria is determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Lastly, in the case of Mr. Maffei’s death or disability, he will be entitled to the Severance Benefits. The 2019 Maffei Employment Agreement also contains other customary terms and conditions.
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Maffei Term Equity Awards
In connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the Upfront Awards) to be granted in two equal tranches. The first tranche consisted of time-vested stock options from each of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor (collectively, the 2019 term awards) that vest, in each case, on December 31, 2023 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on December 15, 2023), subject to Mr. Maffei’s continued employment, except as described below. Liberty Media’s portion of the 2019 term awards, granted in December 2019, had an aggregate grant date fair value of $19,800,000 and consisted of stock options to purchase 927,334 LSXMK shares, 313,342 BATRK shares and 588,954 FWONK shares, with exercise prices of $47.11, $29.10 and $43.85, respectively, each with a term of seven years.
The second tranche of the Upfront Awards was granted on December 10, 2020 and consisted of time-vested stock options from each of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor (collectively, the 2020 term awards). The 2020 term awards will vest, in each case, on December 31, 2024, subject to Mr. Maffei’s continued employment (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on the fourth anniversary of its grant date), except as described below. Liberty Media’s portion of the 2020 term awards, granted in December 2020, had an aggregate grant date fair value of $18,450,000 and consisted of stock options to purchase 665,140 LSXMK shares, 352,224 BATRK shares and 544,508 FWONK shares, with exercise prices of $42.13, $26.36 and $43.01, respectively, each with a term of seven years.
Annual Awards
The aggregate grant date fair value of Mr. Maffei’s annual equity awards is $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and is comprised of awards of time-vested stock options (the Annual Options), performance-based restricted stock units (Annual Performance RSUs) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and each of the Service Companies (collectively, the Annual Awards). Vesting of any Annual Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by our compensation committee and the compensation committee of the applicable Service Company with respect to its respective allocable portion of the Annual Performance RSUs. At Liberty Media, Mr. Maffei’s annual equity awards will be issued with respect to LSXMK, BATRK and FWONK. For a description of Mr. Maffei’s Annual Awards, see “Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards.”
Aircraft Usage
We are party to a February 5, 2013 letter agreement with Mr. Maffei, pursuant to which he is entitled to personal use of corporate aircraft not to exceed 120 hours of flight time per year through the first to occur of (i) the termination of his employment, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2020, pursuant to the November 11, 2015 and December 13, 2019 letter agreements between us and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed us for such usage through the first to occur of (i) the termination of his employment or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the company’s aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the SIFL value, for all personal use of our corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with our company. Pursuant to our aircraft time sharing agreements with Qurate Retail, Liberty TripAdvisor, Liberty Broadband and GCI Liberty, such entities pay us for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using our corporate aircraft that are allocable to these entities. Qurate Retail, Liberty TripAdvisor, Liberty Broadband and GCI Liberty reimburse us for Mr. Maffei’s use of our corporate aircraft for such entity’s business, as the case may be, while Qurate Retail also reimburses us for Mr. Maffei’s personal use of our corporate aircraft. Pursuant to our aircraft time sharing agreements with Mr. Maffei, Mr. Maffei reimburses us for costs associated with his up to 50 hours of personal use of our corporate aircraft under the November 11, 2015 and December 13, 2019 letter agreements. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines
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Executive Compensation
that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
Equity Incentive Plans
The 2017 incentive plan is administered by the compensation committee of our board of directors. The compensation committee has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2017 incentive plan is designed to provide additional remuneration to certain employees and independent contractors for exceptional service and to encourage their investment in our company. Our compensation committee may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2017 incentive plan (collectively, incentive plan awards).
As of December 31, 2020, the maximum number of shares of our common stock with respect to which incentive plan awards may be issued under the 2017 incentive plan is 50,000,000, subject to anti-dilution and other adjustment provisions of the 2017 incentive plan. With limited exceptions, under the 2017 incentive plan, no person may be granted in any calendar year incentive plan awards covering more than 8,000,000 shares of our common stock (subject to anti-dilution and other adjustment provisions of the 2017 incentive plan) nor may any person receive under the 2017 incentive plan payment for cash incentive plan awards during any calendar year in excess of $10 million. However, no nonemployee director may be granted during any calendar year incentive plan awards having a value (as determined on the grant date of such award) in excess of $2 million. Shares of our common stock issuable pursuant to incentive plan awards made under the 2017 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. The 2017 incentive plan has a five year term.
In 2013, our company’s board of directors adopted the Liberty Media Corporation Transitional Stock Adjustment Plan (the TSAP, and together with the 2013 incentive plan, the existing incentive plans). The TSAP governs the terms and conditions of equity incentive awards with respect to our common stock issued in connection with adjustments made to equity incentive awards relating to our predecessor’s common stock that were granted prior to 2013. No further grants are permitted under the TSAP.
2006 Deferred Compensation Plan
Our company maintains the Liberty Media Corporation 2006 Deferred Compensation Plan (as amended and restated, the 2006 deferred compensation plan), under which officers at the level of Assistant Vice President and above are eligible to elect to defer up to 50% of such officer’s annual base salary and 100% of cash performance bonuses. These deferral elections must be made in advance of certain deadlines and may include (1) the selection of a payment date, which generally may not be later than 30 years from the end of the year in which the applicable compensation is initially deferred, and (2) the form of distribution, such as a lump-sum payment or substantially equal annual installments over two to five years for elections made prior to January 1, 2016 or two to ten years for elections made on or after January 1, 2016.
In addition to the accelerated distribution events described under “—Potential Payments Upon Termination or Change in Control” below, at the eligible officer’s request, if the compensation committee determines that such officer has suffered a financial hardship, it may authorize immediate distribution of amounts deferred under the 2006 deferred compensation plan.
Compensation deferred under the 2006 deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the 2006 deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For amounts deferred on or after January 1, 2015, the compensation committee may not change the applicable interest rate in effect after a change of control has occurred. For 2020 the rate was 6.75%.
Our board of directors reserves the right to terminate the 2006 deferred compensation plan at any time. An optional termination by our board of directors will not result in any distribution acceleration.
Pay Ratio Information
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2020, pursuant to
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the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2020, which consisted of employees located in the U.S., Belgium, Canada, Columbia, the Dominican Republic, France, Germany, Malaysia, Philippines, Romania and the United Kingdom, representing all full-time, part-time, seasonal and temporary employees employed by our company and our consolidated subsidiaries, SiriusXM, Formula 1 and Braves Holdings, on that date. Using information from our payroll records and Form W-2s (or its equivalent for non-U.S. employees), we then measured each employee’s gross wages for calendar year 2020, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2020. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
We determined that the median employee’s total compensation for calendar year 2020, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above.
The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$47,123,062
Median Employee Total Annual Compensation	$100,400
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	469:1
In connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei received the 2019 Maffei Term Options in December 2019 and the 2020 Maffei Term Options in December 2020. Liberty Media’s portion of the 2020 Maffei Term Options, granted in December 2020, had an aggregate grant date fair value of $19,106,564. Given that this grant was made outside of our normal, annual compensation practices, we have also included a ratio that eliminates from the total compensation the grant date fair value of Liberty Media’s portion of the 2020 Maffei Term Options:
Chief Executive Officer Total Annual Compensation (without 2020 Maffei Term Options)	$28,016,499
Median Employee Total Annual Compensation	$100,400
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	279:1
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Executive Compensation
Grants of Plan-Based Awards
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2020 to the named executive officers (other than Mr. Malone, who did not receive any grants).
Name	Grant Date	Committee Action Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)(1)	Target ($)(1)	Maximum ($)(2)	Threshold (#)(3)	Target (#)(3)	Maximum (#)
Gregory B. Maffei
	03/11/2020(4)		—	7,480,000	14,960,000	—	—	—	—	—	—	—
LSXMK	03/11/2020		—	—	—	—	—	—	—	387,603(5)	39.87	3,378,018
BATRK	03/11/2020		—	—	—	—	—	—	—	136,528(5)	20.07	637,799
FWONK	03/11/2020		—	—	—	—	—	—	—	246,310(5)	28.61	1,858,810
LSXMK	04/14/2020		—	—	—	—	—	—	8,571(6)	—	—	283,786
BATRK	04/14/2020		—	—	—	—	—	—	3,057(6)	—	—	55,546
FWONK	04/14/2020		—	—	—	—	—	—	6,959(6)	—	—	171,748
LSXMK	06/08/2020	05/21/2020	—	—	—	—	—	—	209,290(7)	—	—	8,333,928
LSXMK	06/08/2020	05/21/2020	—	—	—	—	—	—	229(7)	—	—	9,119
LSXMK	12/10/2020		—	—	—	—	—	—	—	665,140(8)	42.13	8,231,320
BATRK	12/10/2020		—	—	—	—	—	—	—	352,224(8)	26.36	2,910,518
FWONK	12/10/2020		—	—	—	—	—	—	—	544,508(8)	43.01	7,964,725
Brian J. Wendling
	03/11/2020(4)		—	—	699,120	—	—	—	—	—	—	—
LSXMK	03/11/2020(9)		—	—	—	—	3,057	—	—	—	—	121,883
BATRK	03/11/2020(9)		—	—	—	—	1,482	—	—	—	—	29,744
FWONK	03/11/2020(9)		—	—	—	—	3,466	—	—	—	—	99,162
LSXMK	06/08/2020	05/21/2020	—	—	—	—	—	—	3,358(7)	—	—	133,716
LSXMK	06/08/2020	05/21/2020	—	—	—	—	—	—	96(7)	—	—	3,823
LSXMK	12/10/2020		—	—	—	—	—	—	—	34,366(10)	42.13	425,290
BATRK	12/10/2020		—	—	—	—	—	—	—	13,649(10)	26.36	112,785
FWONK	12/10/2020		—	—	—	—	—	—	—	28,960(10)	43.01	423,609
Albert E. Rosenthaler
	03/11/2020(4)		—	—	1,557,365	—	—	—		—	—	—
LSXMK	03/11/2020(9)		—	—	—	—	6,294	—	—	—	—	250,942
BATRK	03/11/2020(9)		—	—	—	—	3,051	—	—	—	—	61,234
FWONK	03/11/2020(9)		—	—	—	—	7,135	—	—	—	—	204,132
LSXMK	06/08/2020	05/21/2020	—	—	—	—	—	—	6,231(7)	—	—	248,118
LSXMK	06/08/2020	05/21/2020	—	—	—	—	—	—	168(7)	—	—	6,690
LSXMK	12/10/2020		—	—	—	—	—	—	—	62,080(10)	42.13	768,260
BATRK	12/10/2020		—	—	—	—	—	—	—	24,656(10)	26.36	203,739
FWONK	12/10/2020		—	—	—	—	—	—	—	52,316(10)	43.01	765,246
Renee L. Wilm
	03/11/2020(4)		—	—	1,303,073	—	—	—	—	—	—	—
LSXMK	03/11/2020(9)		—	—	—	—	5,057	—	—	—	—	201,623
BATRK	03/11/2020(9)		—	—	—	—	2,451	—	—	—	—	49,192
FWONK	03/11/2020(9)		—	—	—	—	5,733	—	—	—	—	164,021
LSXMK	06/08/2020	05/21/2020	—	—	—	—	—	—	2,377(7)	—	—	94,652
LSXMK	06/08/2020	05/21/2020	—	—	—	—	—	—	135(7)	—	—	5,376
LSXMK	12/10/2020		—	—	—	—	—	—	—	16,717(10)	42.13	206,878
BATRK	12/10/2020		—	—	—	—	—	—	—	6,639(10)	26.36	54,860
FWONK	12/10/2020		—	—	—	—	—	—	—	14,088(10)	43.01	206,071

(1)
Our 2020 performance-based bonus program does not provide for a threshold bonus amount. Other than with respect to Mr. Maffei, the program also does not provide for a target payout amount for any named executive officer that would be payable upon satisfaction of the performance criteria under the 2020 performance-based bonus program. For the actual bonuses paid by our company see the amounts included for 2020 in the column entitled Non-Equity Incentive Plan Compensation in the “Summary Compensation Table” above.

(2)
Represents the maximum amount that would have been payable to each named executive officer. For more information on this performance bonus program, see “—Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—2020 Performance-based Bonuses.”

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(3)
The terms of the 2020 Chief RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. The amounts in the Target column represent the target amount that would have been payable to the named executive officer assuming our compensation committee determined not to reduce such payout after considering a combination of the criteria established by our compensation committee in March 2020. For the actual 2020 Chief RSUs that vested see “—Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards” above.

(4)
Reflects the date on which our compensation committee established the terms of the 2020 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—2020 Performance-based Bonuses.”

(5)
Vested in full on December 31, 2020.

(6)
The 2020 CEO Salary Restructuring RSUs, which vested in full on December 10, 2020.

(7)
The Adjustment Restricted Shares and Adjustment RSUs, which vested in full on June 17, 2020.

(8)
Vests in full on December 31, 2024.

(9)
Reflects the date on which our compensation committee established the terms of the 2020 Chief RSUs as described under “—Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards” above.

(10)
Vests 50% on December 10, 2022 and 50% on December 10, 2023.

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Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2020 and held by the named executive officers (with the exception of John C. Malone, who had no outstanding equity awards as of December 31, 2020).
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
LSXMK	3,337,193	—	—	28.01	12/24/2021	—	—	—	—
LSXMK	348,109	—	—	31.44	03/31/2022	—	—	—	—
LSXMK	62,339	—	—	30.26	03/15/2023	—	—	—	—
LSXMK	724,228	—	—	31.07	03/29/2023	—	—	—	—
LSXMK	897,694	—	—	36.78	05/11/2024	—	—	—	—
LSXMK	22,465	—	—	36.78	05/11/2024	—	—	—	—
LSXMK	632,752	—	—	42.50	03/05/2025	—	—	—	—
LSXMK	94,913	—	—	40.53	03/06/2026	—	—	—	—
LSXMK	396,283	—	—	40.53	03/06/2026	—	—	—	—
LSXMK	—	927,334(1)	—	47.11	12/15/2026	—	—	—	—
LSXMK	387,603	—	—	39.87	03/11/2027	—	—	—	—
LSXMK	—	665,140(2)	—	42.13	12/10/2027	—	—	—	—
BATRK	333,910	—	—	16.17	12/24/2021	—	—	—	—
BATRK	33,491	—	—	18.15	03/31/2022	—	—	—	—
BATRK	6,255	—	—	17.47	03/15/2023	—	—	—	—
BATRK	74,322	—	—	17.94	03/29/2023	—	—	—	—
BATRK	133,594	—	—	23.51	03/30/2024	—	—	—	—
BATRK	15,283	—	—	23.51	03/30/2024	—	—	—	—
BATRK	46,052	—	—	23.34	03/05/2025	—	—	—	—
BATRK	6,908	—	—	27.73	03/06/2026	—	—	—	—
BATRK	—	313,342(1)	—	29.10	12/15/2026	—	—	—	—
BATRK	136,528	—	—	20.07	03/11/2027	—	—	—	—
BATRK	—	352,224(2)	—	26.36	12/10/2027	—	—	—	—
FWONK	834,316	—	—	16.16	12/24/2021	—	—	—	—
FWONK	83,682	—	—	18.14	03/31/2022	—	—	—	—
FWONK	15,631	—	—	17.46	03/15/2023	—	—	—	—
FWONK	185,703	—	—	17.93	03/29/2023	—	—	—	—
FWONK	171,299	—	—	33.92	03/30/2024	—	—	—	—
FWONK	138,655	—	—	31.99	03/05/2025	—	—	—	—
FWONK	20,798	—	—	33.94	03/06/2026	—	—	—	—
FWONK	205,149	—	—	33.94	03/06/2026	—	—	—	—
FWONK	—	588,954(1)	—	43.85	12/15/2026	—	—	—	—
FWONK	246,310	—	—	28.61	03/11/2027	—	—	—	—
FWONK	—	544,508(2)	—	43.01	12/10/2027	—	—	—	—
Brian J. Wendling
Option Awards
LSXMK	45,818	—	—	30.51	05/12/2022	—	—	—	—
LSXMK	79,838	—	—	30.51	05/12/2023	—	—	—	—
LSXMK	—	34,366(3)	—	42.13	12/10/2027	—	—	—	—
BATRK	4,655	—	—	17.62	05/12/2022	—	—	—	—
BATRK	8,111	—	—	17.62	05/12/2023	—	—	—	—
BATRK	—	13,649(3)	—	26.36	12/10/2027	—	—	—	—
FWONK	11,631	—	—	17.61	05/12/2022	—	—	—	—
FWONK	20,267	—	—	17.61	05/12/2023	—	—	—	—
FWONK	—	28,960(3)	—	43.01	12/10/2027	—	—	—	—
RSU Awards
LSXMK	—	—	—	—	—	—	—	3,057(4)	133,010
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	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
BATRK	—	—	—	—	—	—	—	1,482(4)	36,872
FWONK	—	—	—	—	—	—	—	3,466(4)	147,652
Albert E. Rosenthaler
Option Awards
LSXMK	193,774	—	—	32.63	03/04/2023	—	—	—	—
LSXMK	39,384	—	—	39.21	03/20/2024	—	—	—	—
LSXMK	—	62,080(3)	—	42.13	12/10/2027	—	—	—	—
BATRK	11,816	—	—	18.84	03/04/2022	—	—	—	—
BATRK	19,264	—	—	18.84	03/04/2023	—	—	—	—
BATRK	5,031	—	—	22.96	03/20/2024	—	—	—	—
BATRK	—	24,656(3)	—	26.36	12/10/2027	—	—	—	—
FWONK	48,134	—	—	18.83	03/04/2023	—	—	—	—
FWONK	19,331	—	—	33.85	03/20/2024	—	—	—	—
FWONK	—	52,316(3)	—	43.01	12/10/2027	—	—	—	—
RSU Awards
LSXMK	—	—	—	—	—	—	—	6,294(4)	273,852
BATRK	—	—	—	—	—	—	—	3,051(4)	75,909
FWONK	—	—	—	—	—	—	—	7,135(4)	303,951
Renee L. Wilm
Option Awards
LSXMK	—	88,939(5)	—	46.98	11/13/2026	—	—	—	—
LSXMK	—	16,717(3)	—	42.13	12/10/2027	—	—	—	—
BATRK	—	34,709(5)	—	27.73	11/13/2026	—	—	—	—
BATRK	—	6,639(3)	—	26.36	12/10/2027	—	—	—	—
FWONK	—	74,859(5)	—	42.97	11/13/2026	—	—	—	—
FWONK	—	14,088(3)	—	43.01	12/10/2027	—	—	—	—
RSU Awards
LSXMK	—	—	—	—	—	—	—	5,057(4)	220,030
BATRK	—	—	—	—	—	—	—	2,451(4)	60,981
FWONK	—	—	—	—	—	—	—	5,733(4)	244,226

(1)
Vests in full on December 31, 2023.

(2)
Vests in full on December 31, 2024.

(3)
Vests 50% on December 10, 2022 and 50% on December 10, 2023.

(4)
Represents the target number of 2020 Chief RSUs that each of Messrs. Wendling and Rosenthaler and Ms. Wilm could earn based on performance in 2020.

(5)
Vests 50% on September 23, 2022 and 50% on September 23, 2023.

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Executive Compensation
Option Exercises and Stock Vested
The following table sets forth information concerning the vesting of RSUs held by our named executive officers (with the exception of Mr. Malone, who had no vesting of RSUs) during the year ended December 31, 2020. None of our named executive officers exercised any options during the year ended December 31, 2020.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)(1)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Gregory B. Maffei
LSXMK	—	—	218,090(2)	8,028,082
BATRK	—	—	41,225(2)	782,997
FWONK	—	—	66,464(2)	1,936,073
Brian J. Wendling
LSXMK	—	—	7,274	270,931
BATRK	—	—	1,365	26,693
FWONK	—	—	4,124	120,792
Albert E. Rosenthaler
LSXMK	—	—	13,900	512,652
BATRK	—	—	2,672	49,111
FWONK	—	—	8,331	229,019
Renee L. Wilm
LSXMK	—	—	4,022	147,980
BATRK	—	—	609	11,193
FWONK	—	—	1,369	37,634

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

(2)
Includes the 2020 CEO Salary Restructuring RSUs.

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Nonqualified Deferred Compensation Plans
The following table sets forth information regarding the nonqualified deferred compensation plans in which our named executive officers participated during the year ended December 31, 2020. Mr. Maffei maintained his account under the 2006 deferred compensation plan and Mr. Wendling made contributions to the 2006 deferred compensation plan. See “—Executive Compensation Arrangements—2006 Deferred Compensation Plan” for more information. Mr. Malone’s deferred compensation arrangements are described under “—Executive Compensation Arrangements—John C. Malone.” During 2020, Mr. Rosenthaler and Ms. Wilm did not participate in any deferred compensation arrangements.
Name	Executive contributions in 2020 ($)	Registrant contributions in 2020 ($)	Aggregate earnings in 2020 ($)(1)	Aggregate withdrawals/ distributions ($)	Aggregate balance at 12/31/20 ($)(1)(2)
John C. Malone	—	—	2,029,310	3,082,818	15,604,723
Gregory B. Maffei	—	—	719,030	—	8,443,618
Brian J. Wendling	517,679	—	144,637	—	2,639,369
Albert E. Rosenthaler	—	—	—	—	—
Renee L. Wilm	—	—	—	—	—

(1)
Of these amounts, the following were reported in the “Summary Compensation Table” as above-market earnings that were credited to the named executive officer’s deferred compensation account during 2020:

Name	Amount ($)
John C. Malone	194,132
Gregory B. Maffei	537,468
Brian J. Wendling	96,448
Albert E. Rosenthaler	—
Renee L. Wilm	—

(2)
In our prior year proxy statements, we reported the following above-market earnings that were credited as interest to the applicable officer’s deferred compensation accounts during the years reported:

	Amount ($)
Name	2019	2018
John C. Malone	205,494	215,628
Gregory B. Maffei	380,320	397,703
Brian J. Wendling	48,294	n/a
Albert E. Rosenthaler	—	—
Renee L. Wilm	—	n/a
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Executive Compensation
Potential Payments Upon Termination or Change in Control
The following table sets forth the potential payments to our named executive officers if their employment with Liberty Media and the other Service Companies had terminated or a change in control had occurred, in each case, as of December 31, 2020, which was the last business day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 31, 2020 for our LSXMK common stock, which was $43.51, our BATRK common stock, which was $24.88, and our FWONK common stock, which was $42.60. Any option awards held by the named executive officers that had an exercise price that was more than the closing market price of our LSXMK common stock, BATRK common stock and FWONK common stock on December 31, 2020 have been excluded from the table below. The value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs.
Each of our named executive officers (other than Mr. Malone) has received awards and payments under the existing incentive plans, and each of our named executive officers is eligible to participate in our deferred compensation plan. Additionally, each of Messrs. Malone and Maffei is entitled to certain payments and acceleration rights upon termination under his respective employment agreement. See “—Executive Compensation Arrangements” above and “—Termination Without Cause or for Good Reason” below.
No immediate distributions under the 2006 deferred compensation plan are permitted as a result of a termination for cause or a termination without cause or for good reason (other than pursuant to the compensation committee’s right to distribute certain de minimis amounts from an officer’s deferred compensation account). In addition, we do not have an acceleration right to pay out account balances to the named executive officers upon a voluntary termination or a termination due to death or disability. However, the named executive officer may file an election at the time of the deferral to receive distributions under the 2006 deferred compensation plan upon his or her separation from service, including any of the types of termination above. For purposes of the tabular presentation below, we have assumed that the named executive officer has elected to receive payout of all deferred compensation upon his separation from service, including interest. The 2006 deferred compensation plan also provides our compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation below).
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements,” which are incorporated by reference herein):
Voluntary Termination
Each of the named executive officers (other than Mr. Malone) holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer (other than Mr. Malone) would typically only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment at December 31, 2020, his 2019 Maffei Term Options and 2020 Maffei Term Options would have been subject to pro rata vesting (based on the number of days elapsed during the four-year vesting period). Mr. Maffei would have been entitled to certain other benefits upon a voluntary termination of his employment with our company as of December 31, 2020. See “—Executive Compensation Arrangements—Gregory B. Maffei—December 2019 Employment Arrangement” above. Mr. Wendling, Mr. Rosenthaler and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of their employment. The foregoing discussion assumes that the named executive officers voluntarily terminated his or her respective employment without good reason. See “Termination Without Cause or for Good Reason” below for a discussion of potential payments and benefits upon a named executive officer’s voluntary termination of his employment for good reason.
Termination for Cause
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights) who is terminated for “cause.” The existing incentive plans, which govern the awards unless there is a different definition in the applicable award agreement,
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define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, “cause,” as defined in the award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the board of directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights to exercise vested options or similar rights following a termination for cause under his equity award agreements. See “—Executive Compensation Arrangements” above.
Termination Without Cause or for Good Reason
Mr. Malone does not have any outstanding equity awards. As of December 31, 2020, Mr. Maffei’s unvested equity awards consisted of the 2019 Maffei Term Options and the 2020 Maffei Term Options. The 2019 Maffei Term Options and 2020 Maffei Term Options would have vested in full upon a termination of his employment by our company without cause (as defined in the 2019 Maffei Employment Agreement) or by him for good reason (as defined in the 2019 Maffei Employment Agreement) as of December 31, 2020. Each of Mr. Malone and Mr. Maffei is entitled to severance payments and/or other benefits upon a termination of his employment without cause or for good reason. See “—Executive Compensation Arrangements—John C. Malone” and “—Executive Compensation Arrangements—Gregory B. Maffei” above.
As of December 31, 2020, Messrs. Wendling’s and Rosenthaler’s only unvested equity awards were their 2020 Chief RSUs and 2020 NEO Multiyear Options. Ms. Wilm’s only unvested equity awards as of December 31, 2020 were her 2019 multi-year stock option award, her 2020 Chief RSUs and her 2020 NEO Multiyear Options. The multi-year stock option awards granted to Ms. Wilm in November 2019 and the 2020 NEO Multiyear Options provide for vesting upon a termination of employment without cause of a pro rata portion of each vesting tranche of the applicable award (based on the number of days that have elapsed from the grant date through the termination date, plus an additional 365 days, over the applicable tranche’s vesting period). The 2020 Chief RSUs held by these officers would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee if these officers had been terminated without cause as of December 31, 2020. None of these officers is entitled to any severance pay or other benefits upon a termination without cause.
Death
In the event of death of any of the named executive officers as of December 31, 2020, the existing incentive plans and applicable award agreements would have provided for vesting in full of any outstanding options and the lapse of restrictions on any RSU awards. Each of Mr. Malone and Mr. Maffei is also entitled to certain payments and other benefits if he dies while employed by our company. See “—Executive Compensation Arrangements” above.
No amounts are shown for payments pursuant to life insurance policies, which we make available to all our employees.
Disability
If the employment of any of the named executive officers had been terminated due to disability as of December 31, 2020, which is defined in the existing incentive plans or applicable award agreements, such plans or agreements would have provided for vesting in full of any outstanding options and the lapse of restrictions on any RSU awards. Each of Mr. Malone and Mr. Maffei is also entitled to certain payments and other benefits upon a termination of his employment due to disability. See “Executive Compensation Arrangements” above.
No amounts are shown for payments pursuant to short-term and long-term disability policies, which we make available to all our employees.
Change in Control
In case of a change in control, the incentive plans provide for vesting in full of any outstanding options (other than the 2019 Maffei Term Options and the 2020 Maffei Term Options) and the lapse of restrictions on any RSU awards held by the named executive officers. A change in control is generally defined as:
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Executive Compensation
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our board of directors.

•
The individuals constituting our board of directors over any two consecutive years cease to constitute at least a majority of the board, subject to certain exceptions that permit the board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards (other than the 2019 Maffei Term Options and the 2020 Maffei Term Options) would vest in full in the case of a change in control described in the last bullet. A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his right to terminate his employment for good reason, which would result in vesting of his 2019 Maffei Term Options. For purposes of the tabular presentation below, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control.
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Benefits Payable Upon Termination or Change in Control
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
John C. Malone
Lump Sum Severance(1)	19,500	—	19,500	—	19,500	19,500
Installment Severance Plan(2)	15,879,810	15,879,810	15,879,810	15,879,810	15,879,810	15,879,810
1993 Deferred Compensation Arrangement(3)	1,948,265	1,948,265	1,948,265	1,431,330	1,948,265	1,948,265
1982 Deferred Compensation Arrangement(3)	22,971,178	22,971,178	22,971,178	14,173,393	22,971,178	22,971,178
Options	—	—	—	—	—	—
RSUs	—	—	—	—	—	—
Total	40,818,753	40,799,253	40,818,753	31,484,533	40,818,753	40,818,753
Gregory B. Maffei
Severance	6,970,000(4)	—	30,750,000(5)	30,750,000(5)	30,750,000(5)	—
Deferred Compensation	8,443,618(6)	8,443,618(6)	8,443,618(6)	8,443,618(6)	8,443,618(6)	8,443,618(7)
Options	117,538,436(8)	117,538,436(8)	118,456,329(9)	118,456,329(10)	118,456,329(10)	117,538,436(11)
RSUs	—(8)	—(8)	—(9)	—(10)	—(10)	—(11)
Perquisites (12)	—	—	243,968	—	243,968	—
Total	132,952,054	125,982,054	157,893,915	157,649,947	157,893,915	125,982,054
Brian J. Wendling
Deferred Compensation	2,639,369(6)	2,639,369(6)	2,639,369(6)	2,639,369(6)	2,639,369(6)	2,639,369(7)
Options	2,523,340(8)	—(13)	2,544,238(14)	2,570,765(10)	2,570,765(10)	2,570,765(10)
RSUs	—(8)	—(13)	317,534(14)	317,534(10)	317,534(10)	317,534(10)
Total	5,162,709	2,639,369	5,501,140	5,527,668	5,527,668	5,527,668
Albert E. Rosenthaler
Options	3,788,286(8)	—(13)	3,826,035(14)	3,873,957(10)	3,873,957(10)	3,873,957(10)
RSUs	—(8)	—(13)	653,712(14)	653,712(10)	653,712(10)	653,712(10)
Total	3,788,286	—	4,479,747	4,527,669	4,527,669	4,527,669
Renee L. Wilm
Options	—(8)	—(13)	10,165(14)	23,069(10)	23,069(10)	23,069(10)
RSUs	—(8)	—(13)	525,237(14)	525,237(10)	525,237(10)	525,237(10)
Total	—	—	535,402	548,306	548,306	548,306

(1)
Under Mr. Malone’s employment agreement, which was assigned to our company in 2013, if his employment had been terminated, as of December 31, 2020, at our election (other than for death or cause) (whether before or after a change in control) or upon Mr. Malone’s prior written notice, he would have been entitled to a lump sum severance payment of $19,500 payable upon termination, which is equal to five years of his current annual salary of $3,900. See “—Executive Compensation Arrangements—John C. Malone” above. Pursuant to the amended Qurate Retail Services Agreement, 25% of such lump sum severance payment would have been allocable to Qurate Retail.

(2)
As described above, Mr. Malone began receiving 240 consecutive monthly installment severance payments in February 2009 pursuant to the terms of his amended employment agreement. The number included in the table represents the aggregate amount of the payments remaining as of December 31, 2020. With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone’s compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. See “—Executive Compensation Arrangements—John C. Malone” above.

(3)
As described above, Mr. Malone began receiving 240 consecutive monthly payments of his deferred compensation plus interest, in February 2009 pursuant to the terms of his amended employment agreement, which our company assumed in 2013. The number included in the table represents the aggregate amount of these payments remaining as of December 31, 2020. With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone’s compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. If Mr. Malone’s employment had been terminated, as of December 31, 2020, as a result of his death, his beneficiaries would have instead been entitled to a lump sum payment of the unamortized principal balance of the remaining deferred compensation payments, and the compliance conditions described above would be inapplicable. See “—Executive Compensation Arrangements—John C. Malone” above.

(4)
If Mr. Maffei had voluntarily terminated his employment without good reason (as defined in the 2019 Maffei Employment Agreement) as of December 31, 2020, he would have been entitled to receive in a lump sum a prorated amount of $17 million, with up to 25% of such amount payable in shares of our common stock of our company and each Service Company. See “—Executive Compensation Arrangements—Gregory B. Maffei” above. Liberty Media is responsible for paying the full severance payment and each of the Service Companies would be responsible for reimbursing us for their allocable portion of this payment. Therefore, the table above reflects only Liberty Media’s allocable

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Executive Compensation
portion (which was 41% as of December 31, 2020, pursuant to the reallocations that became effective following the combination of Liberty Broadband and GCI Liberty) of such amount.
(5)
If Mr. Maffei’s employment had been terminated by Liberty Media without cause (as defined in the 2019 Maffei Employment Agreement), by him for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specified period following a change in control) or due to Mr. Maffei’s death or disability, in each case, subject to execution of a mutual release, as of December 31, 2020, he would have been entitled to receive (i) a payment of two times his 2020 base salary payable in 24 equal monthly installments, (ii) fully vested shares of common stock with an aggregate grant date fair value of $35 million, (iii) a lump sum payment of an amount equal to two times his average annual bonus paid for the two calendar years prior to separation, but in no event an amount that is less than two times his aggregate target bonus of $17 million and (iv) a lump sum cash payment equal to the greater of $17 million and the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of the common stock of our company or the applicable Service Company. See “—Executive Compensation Arrangements—Gregory B. Maffei” above. Liberty Media is responsible for paying the full severance payment and each of the Service Companies would be responsible for reimbursing us for their allocable portion of this payment. Therefore, the table above reflects only Liberty Media’s allocable portion (which was 41% as of December 31, 2020, pursuant to the reallocations that became effective following the combination of Liberty Broadband and GCI Liberty) of such amount. The amount in the table does not include the lump sum cash payment described in (iv) because Mr. Maffei had already been paid his 2020 cash bonus prior to December 31, 2020.

(6)
Under the 2006 deferred compensation plan, we do not and Qurate Retail does not have an acceleration right to pay out account balances to Messrs. Maffei or Wendling upon a termination of employment. However, Messrs. Maffei and Wendling had the right to file an election at the time of his initial deferral to receive distributions under the 2006 deferred compensation plan upon his separation from service, including under the termination scenarios in the table above. For purposes of the tabular presentation above, we have assumed that each of Messrs. Maffei and Wendling has elected to receive payout upon a separation from service of all deferred compensation, including interest.

(7)
The 2006 deferred compensation plan provides our compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control of Liberty Media and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation above).

(8)
Based on the number of vested options held by each named executive officer at December 31, 2020. If Mr. Maffei’s employment had been terminated without good reason as of December 31, 2020, he would have been entitled to pro rata vesting of the 2019 Maffei Term Options and 2020 Maffei Term Options, (based on the number of days that had elapsed from the date of grant over the four-year vesting period). Also, if Mr. Maffei’s employment had been terminated for cause as of December 31, 2020, he would have forfeited his 2019 Maffei Term Options and 2020 Maffei Term Options. Each of Messrs. Wendling and Rosenthaler and Ms. Wilm would have forfeited his or her 2020 Chief RSUs if his or her employment had been terminated without good reason as of December 31, 2020. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table, “—Executive Compensation Arrangements—Gregory B. Maffei.”

(9)
Based on the number of vested options held by Mr. Maffei at December 31, 2020. If Mr. Maffei’s employment had been terminated without cause (as defined in the 2019 Maffei Employment Agreement) or for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control) as of December 31, 2020, his 2019 Maffei Term Options and 2020 Maffei Term Options would have vested in full. See “—Executive Compensation Arrangements—Gregory B. Maffei” above and the “Outstanding Equity Awards at Fiscal Year-End” table above.

(10)
Based on the number of options, whether unvested or vested but not yet exercised, and unvested RSUs held by the named executive officer as of December 31, 2020. Also, if Mr. Maffei’s employment terminated due to death or disability as of December 31, 2020, his 2019 Maffei Term Options and 2020 Maffei Term Options would have vested in full. Upon a change in control, we have assumed for purposes of the tabular presentation above that the other named executive officers’ 2020 Chief RSUs, the 2020 NEO Multiyear Options and the multi-year stock option awards granted to Ms. Wilm in November 2019 would have vested in full. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table above.

(11)
Based on the number of vested options held by Mr. Maffei as of December 31, 2020. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table above.

(12)
If Mr. Maffei’s employment had been terminated at our company’s election for any reason (other than cause) or by Mr. Maffei for good reason (as defined in his employment agreement) or by reason of disability, as of December 31, 2020, he would have been entitled to receive personal use of the corporate aircraft for 120 hours over a 12-month period. Perquisite amount of $595,044 represents the maximum potential cost of using the corporate aircraft for 120 hours based on an hourly average of the incremental cost of use of the corporate aircraft. The table above reflects only Liberty Media’s allocable portion of such amount (which was 41% as of December 31, 2020, pursuant to the reallocations that became effective following the combination of Liberty Broadband and GCI Liberty).

(13)
If the named executive officer was terminated for “cause” as of December 31, 2020, all of his or her outstanding option and RSU grants would have been forfeited.

(14)
Based on (i) the number of vested options held by such named executive officer at December 31, 2020, (ii) the number of unvested options held by each named executive officer at December 31, 2020 that would have vested pursuant to the forward-vesting provisions in such named executive officer’s award agreements if he or she were terminated without cause as of December 31, 2020 and (iii) the number of 2020 Chief RSUs held by Messrs. Wendling and Rosenthaler and Ms. Wilm which would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. See “Outstanding Equity Awards at Fiscal Year-End” table and “—Termination Without Cause or for Good Reason” above.

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DIRECTOR COMPENSATION
Nonemployee Directors
Director Fees
Each of our directors who is not an employee of our company is paid an annual fee for 2021 of $232,000 (which, in 2020, was $227,000) (which we refer to as the director fee), of which $110,500 ($108,000 in 2020) is payable in cash and the balance is payable in RSUs or options to purchase shares of LSXMK, BATRK and FWONK. For service on our board in 2021 and 2020, each director was permitted to elect to receive $121,500 and $119,000, respectively, of his or her director fee in RSUs or options to purchase shares of LSXMK, BATRK and FWONK. The awards issued to our board of directors with respect to service on our board in 2021 were issued in December 2020. See “—Director RSU Grants” and “—Director Option Grants” below for information on the incentive awards granted in 2020.
Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2021 and 2020, with each member thereof receiving an additional annual fee of $30,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairman of each such committee instead receives an additional annual fee of $40,000, $20,000 and $20,000, respectively, for his participation on that committee. With respect to our executive committee, each member thereof who is not an employee of our company receives an additional annual fee of $10,000 for his participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
Charitable Contributions
If a director makes a donation to our political action committee, we will make a matching donation to a charity of his or her choice in an amount not to exceed $10,000.
Equity Incentive Plan
Awards granted to our nonemployee directors under the 2017 incentive plan are administered by our board of directors or our compensation committee. Our board of directors has full power and authority to grant nonemployee directors the awards described below and to determine the terms and conditions under which any awards are made. The 2017 incentive plan is designed to provide our nonemployee directors with additional remuneration for services rendered, to encourage their investment in our common stock and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our board of directors may grant non-qualified stock options, SARs, restricted shares, restricted stock units and cash awards or any combination of the foregoing under the 2017 incentive plan.
The maximum number of shares of our common stock with respect to which awards may be granted under the 2017 incentive plan is 50 million shares, subject to anti-dilution and other adjustment provisions of the 2017 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) that would be in excess of $2 million. Shares of our common stock issuable pursuant to awards made under the 2017 incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market.
As described above, in 2013, our company’s board of directors adopted the TSAP, which governs the terms and conditions of awards with respect to our common stock issued in connection with adjustments made to awards relating to our predecessor’s common stock that were granted prior to 2013.
64 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

Director RSU Grants
Pursuant to our director compensation policy described above and the 2017 incentive plan, we granted the following RSU awards in December 2020:
Name	LSXMK	BATRK	FWONK
Robert R. Bennett	1,640	248	1,147
Brian M. Deevy	820	124	573
M. Ian G. Gilchrist	—	248	—
David E. Rapley	820	124	573
Andrea L. Wong	—	248	1,147
These RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our board of directors determines otherwise, will be forfeited if the grantee resigns or is removed from the board before the vesting date.
Director Option Grants
Pursuant to our director compensation policy described above and the 2017 incentive plan, we granted the following stock option awards in December 2020:
Name	# of LSXMK Options	Exercise Price ($)	# of BATRK Options	Exercise Price ($)	# of FWONK Options	Exercise Price ($)
Brian M. Deevy	2,794	42.13	396	26.36	1,686	43.01
M. Ian G. Gilchrist	5,587	42.13	—	—	3,373	43.01
Evan D. Malone	5,587	42.13	793	26.36	3,373	43.01
David E. Rapley	2,794	42.13	396	26.36	1,686	43.01
Larry E. Romrell	5,587	42.13	793	26.36	3,373	43.01
Andrea L. Wong	5,587	42.13	—	—	—	—
These options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our board determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
Rights Offering Adjustment Awards
In connection with the rights offering, holders of restricted stock units relating to shares of LSXMA and LSXMK received the Adjustment RSUs. Holders of stock options to purchase shares of LSXMA and LSXMK received the Adjustment Restricted Shares. As a result, we granted the following Adjustment RSUs and Adjustment Restricted Shares to our directors. Each of the Adjustment RSUs and Adjustment Restricted Shares vested shortly following the expiration of the rights offering.
Name	Adjustment RSUs	Adjustment Restricted Shares
Robert R. Bennett	40	—
Brian M. Deevy	20	460
M. Ian G. Gilchrist	—	828
Evan D. Malone	—	1,106
David E. Rapley	20	553
Larry E. Romrell	—	1,106
Andrea L. Wong	—	785
LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 65

Aircraft Usage
Liberty Media has a fractional ownership contract with NetJets, Inc. for business travel purposes. Given the coronavirus pandemic and the significant reduction in business travel, the minimum use of the NetJets contract would not be met and, therefore, the company’s named executive officers and directors were afforded the opportunity to use a portion of the NetJets contract for personal use, provided that each such named executive officer or director was responsible for reimbursing Liberty Media for costs associated therewith. Such use resulted in no incremental cost to the company and the directors did not incur any taxable income in connection therewith.
Stock Ownership Guidelines
In March 2016, our board of directors adopted stock ownership guidelines that require each nonemployee director to own shares of our company’s stock equal to at least three times the value of their annual cash retainer fees. Nonemployee directors will have five years from the later of (i) the effective date of the guidelines and (ii) the director’s initial appointment to our board to comply with these guidelines.
Director Deferred Compensation Plan
Effective beginning in the fourth quarter of 2013, directors of our company are eligible to participate in the Liberty Media Corporation Nonemployee Director Deferred Compensation Plan (the director deferred compensation plan), pursuant to which eligible directors of our company can elect to defer all or any portion of their annual cash fees that they would otherwise be entitled to receive. The deferral of such annual cash fees shall be effected by a reduction in the quarterly payment of such annual cash fees by the percentage specified in the director’s election. Elections are required to be made in advance of certain deadlines, which generally must be on or before the close of business on December 31 of the year prior to the year to which the director’s election will apply, and elections must include the form of distribution, such as a lump-sum payment or substantially equal installments over a period not to exceed ten years. Compensation deferred under the director deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the director deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For 2019, 2020 and 2021, the rate was 6.25%, 7.0% and 6.75% respectively.
Director Compensation Table
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Robert R. Bennett	118,000(4)	126,556	—	43,708	22,537(6)	310,801
Brian M. Deevy	198,000(7)	81,574	62,511	—	22,537(6)	364,621
M. Ian G. Gilchrist	198,000(7)	39,508	118,479	—	22,537(6)	378,524
Evan D. Malone	108,000	44,041	125,032	—	—	277,073
David E. Rapley	138,000(4)	85,277	62,511	29,312	22,537(6)	337,636
Larry E. Romrell	148,000	44,041	125,032	—	22,537(6)	339,610
Andrea L. Wong	148,000(4)(7)	87,128	69,141	42,525	19,234(6)	366,028

(1)
John C. Malone and Gregory B. Maffei, each of whom is a director of our company and a named executive officer, received no compensation for serving as directors of our company during 2020. Derek Chang was not a director of our company during 2020.

66 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

(2)
As of December 31, 2020, our directors (other than Messrs. Malone and Maffei, whose equity awards are listed in “Outstanding Equity Awards at Fiscal Year-End” above) held the following equity awards with respect to shares of our common stock:

	Robert R. Bennett	Brian M. Deevy	M. Ian G. Gilchrist	Evan D. Malone	David E. Rapley	Larry E. Romrell	Andrea L. Wong
Options (#)
LSXMK	—	20,024	36,577	46,972	23,487	46,972	34,972
BATRK	—	2,723	4,663	6,196	3,097	6,196	3,229
FWONK	—	10,728	20,123	20,771	10,384	20,771	8,548
RSUs (#)
LSXMK	1,640	820	—	—	820	—	—
BATRK	248	124	248	—	124	—	248
FWONK	1,147	573	—	—	573	—	1,147

(3)
The aggregate grant date fair value of the stock option and RSU awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 14 to our consolidated financial statements for the year ended December 31, 2020 (which are included in the 2020 Form 10-K).

(4)
Includes the following amounts earned and deferred under the director deferred compensation plan:

Name	2020 Deferred Compensation ($)	2020 Above Market Earnings on Accrued Interest ($)
Robert R. Bennett	115,092	43,708
David E. Rapley	135,092	29,312
Andrea L. Wong	126,098	42,525

(5)
We make available to our directors tickets to various sporting events with no aggregate incremental cost attributable to any single person.

(6)
Includes the following amounts of health insurance premiums paid by our company for the benefit of the following directors:

Name	Amount ($)
Robert R. Bennett	22,537
Brian M. Deevy	22,537
M. Ian G. Gilchrist	22,537
David E. Rapley	22,537
Larry E. Romrell	22,537
Andrea L. Wong	19,234

(7)
Includes fees of $50,000 paid to Mr. Deevy, $30,000 paid to Mr. Gilchrist and $20,000 paid to Ms. Wong, in each case, for additional committee work.

LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 67

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2020 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
Liberty Media Corporation 2013 Incentive Plan (Amended and Restated as of March 31, 2015), as amended			—(1)
LSXMA	—	—
LSXMB	—	—
LSXMK	6,988,596	$30.58
BATRA	—	—
BATRB	—	—
BATRK	793,431	$18.41
FWONA	—	—
FWONB	—	—
FWONK	3,299,320	$26.74
Liberty Media Corporation 2013 Nonemployee Director Incentive Plan (Amended and Restated as of December 17, 2015), as amended			—(1)
LSXMA	—	—
LSXMB	—	—
LSXMK	86,207	$31.96
BATRA	—	—
BATRB	—	—
BATRK	10,262	$18.97
FWONA	—	—
FWONB	—	—
FWONK	22,811	$23.45
Liberty Media Corporation 2017 Omnibus Incentive Plan, as amended			30,908,233(2)
LSXMA	—	—
LSXMB	—	—
LSXMK	3,794,765	$43.10
BATRA	—	—
BATRB	—	—
BATRK	2,668,414	$26.75
FWONA	—	—
FWONB	—	—
FWONK	7,068,803	$34.16
Equity compensation plans not approved by security holders:
Liberty Media Corporation Transitional Stock Adjustment Plan, as amended			—(3)
LSXMA	—	—
LSXMB	—	—
LSXMK	—	—
BATRA	1,638	$11.89
BATRB	—	—
BATRK	2,509	$11.49
FWONA	1,025	$12.63
FWONB	—	—
FWONK	—	—

Total
LSXMA	—
LSXMB	—
LSXMK	10,869,568
BATRA	1,638
BATRB	—
BATRK	3,474,616
FWONA	1,025
FWONB	—
FWONK	10,390,934
			30,908,233

68 | LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT

(1)
Upon adoption of the Liberty Media Corporation 2017 Omnibus Incentive Plan, the board of directors ceased making any further grants under the prior plans, including the Liberty Media Corporation 2013 Incentive Plan and the Liberty Media Corporation 2013 Nonemployee Director Incentive Plan.

(2)
The Liberty Media Corporation 2017 Omnibus Incentive Plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit.

(3)
The Liberty Media Corporation Transitional Stock Adjustment Plan governs the terms and conditions of awards with respect to our company’s common stock that were granted in connection with adjustments made to awards relating to our predecessor’s common stock that were granted prior to 2013. As a result, no further grants are permitted under this plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our board or another independent body of our board designated to address such actual or potential conflicts.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2021 which will take place on May 25, 2021. Based solely on the date of our 2021 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 16, 2021 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2022 (the 2022 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not earlier than February 24, 2022 and not later than March 28, 2022 to be considered for presentation at the 2022 annual meeting. We currently anticipate that the 2022 annual meeting will be held during the second quarter of 2022. If the 2022 annual meeting takes place more than 30 days before or 30 days after May 25, 2022 (the anniversary of the 2021 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2022 annual meeting is communicated to stockholders or public disclosure of the date of the 2022 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2022 annual meeting.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertymedia.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of the 2020 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518, and we will provide you with the 2020 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
LIBERTY MEDIA CORPORATION  2021 PROXY STATEMENT | 69

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O LIBERTY MEDIA CORPORATION
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
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D46055-P52542

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LIBERTY MEDIA CORPORATION

The Board of Directors recommends a vote FOR all nominees listed in Proposal 1.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brian M. Deevy
02) Gregory B. Maffei
03) Andrea L. Wong

The Board of Directors recommends a vote FOR Proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O LIBERTY MEDIA CORPORATIONP.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. New York City time on May 24, 2021 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LMC2021You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. New York City time on May 24, 2021 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D46055-P52542 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.D46056-P52542LIBERTY MEDIA CORPORATIONAnnual Meeting of Stockholders May 25, 2021, 8:00 a.m. Mountain timeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Liberty SiriusXM common stock, Series B Liberty SiriusXM common stock, Series A Liberty Braves common stock, Series B Liberty Braves common stock, Series A Liberty Formula One common stock and/or Series B Liberty Formula One common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:00 a.m., Mountain time, on May 25, 2021, via a live webcast accessible at www.virtualshareholdermeeting.com/LMC2021, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O LIBERTY MEDIA CORPORATIONP.O. BOX 1342 BRENTWOOD, NY 11717D46088-P52542You invested in LIBERTY MEDIA CORPORATION and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2021.Get informed before you voteView the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may(1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone usersPoint your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting*May 25, 20218:00 a.m., Mountain time www.virtualshareholdermeeting.com/LMC2021*Please check the meeting materials for any special requirements for meeting attendance.

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This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Brian M. Deevy 02) Gregory B. Maffei 03) Andrea L. Wong	For
2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2021.	For
3. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in the proxy statement under the heading "Executive Compensation."	For

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D46089-P52542